UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon, President
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2022

Item 1. Reports to Stockholders.

(a)

Fulcrum Diversified Absolute Return Fund

INSTITUTIONAL CLASS (FARIX)

SUPER INSTITUTIONAL CLASS (FARYX)

ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2022

Market conditions/environment July 1st 2021 to June 30th 2022 (Unaudited)

After a very strong first half of 2021, global markets begun to experience a series of wobbles in the second half of the year, driven by four primary factors: a deceleration of US growth, weaker data from China and the prospect of a default from China’s second largest property developer, the emergence of a highly transmissible Covid-19 variant and the acknowledgement from the US Federal Reserve that inflation might not be as “transitory” as initially expected. Despite this growing list of concerns and several short lived sell-offs, markets broadly shrugged off these risks, with US equities1 (+11.6%) finishing the second half of the year on a firm footing, whilst bonds2 (+0.1%) were flat.

However, that all changed in the first half of 2022 as many of these concerns came home to roost, with the first half of the new year establishing new records for weakness in major asset classes since the 1970s and dragging 12 month performance firmly into negative territory. Over the full period US equities fell -10.6%, bonds -8.9%, and consequently the traditional 60/40 portfolio declined 10.2%3. Commodities4 (+24.2%) and the US Dollar5 rallied (+13.3%) over this period, whilst gold6 was little changed (+1.7%).

The sharp decline in equities and bonds begun after the US Federal Reserve continued its hawkish pivot in reaction to persistently high inflation, which was then overshadowed and exacerbated by the unfolding geopolitical events in Eastern Europe, with Russia’s invasion of Ukraine in late February becoming a grim reality. This had a significant effect on financial markets, especially within commodities which rallied amidst supply disruption, and further fuelling inflation pressures that had been building since late 2020.

Concurrently China continued with their net zero Covid strategy by imposing severe restrictions on regions accounting for nearly twenty per cent of GDP in the worlds manufacturing hub, whilst also continuing their crackdown on excesses within the Chinese real estate sector, which has been an important driver of their economy. The rolling lockdowns increased the risk of additional supply bottlenecks putting further pressure on global inflationary forces. Although there was some relief late in Q2 as investor sentiment was buoyed by China’s faster than anticipated reopening, the consequences of a possible continued decline in property values are yet to be seen.

In the face of spiking inflation globally, Central banks finally tore up their transitory inflation rationale and decided to stand firm behind their stable price level mandate, causing investors to price in the start of sharp hiking cycles. This change in stance is something that has not happened in the developed world for over a decade and even spread to regions such as Europe and the European Central Bank, who had initially reacted timidly to inflation, ultimately becoming more hawkish in the face of persistently high inflation. Amidst the renewed hiking from central banks, markets finished the first half of the year increasingly concerned about how much the economy could withstand and an ensuing growth slowdown. It is yet to be seen if the measures undertaken are sufficient to balance the printing of unprecedented amounts of money globally over the last decade, which was accelerated in response to the pandemic.

1 S&P 500 Total Return Index. Calculated intraday by S&P based on the price changes and reinvested dividends of SPX <INDEX> with a starting date of Jan 4, 1988 (Ticker: SPXT Index)

2 Barclays Global Aggregate Bond Index (USD Hedged): The Barclays Global Aggregate Bond Index is a flagship measure of global investment trade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers. (Ticker: LEGATRUH Index).

3 Traditional 60/40 equity/bond portfolios, modelled using SPXT Index (S&P 500 Total Return) and LEGATRUH Index (Barclays Global Aggregate).

4 Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (Ticker: BCOM). This combines the returns of BCOM with the returns on cash collateral invested in 13 weeks (3 Month) U.S. Treasury Bills. (Ticker: BCOMTR Index).

5 The U.S. Dollar Index (USDX) indicates the general international value of the USD. The USDX does this by averaging the exchange rates between the USD and major world currencies. The ICE US computes this by using the rates supplied by some 500 banks. (Ticker: DXY Curncy)

6 The Gold Spot price is quoted as US Dollars per Troy Ounce. Gold Cross rates are available using XAU followed by 3-character ISO code of the cross currency (Ticker: XAU Curncy)

Within equities, growth stocks, which are heavily weighted towards the technology sector, were hit especially hard by rising interest rates, with the MSCI World Growth Index falling (-23.2%)7 over the 12 month period. Meanwhile, the MSCI World Energy Index posted a strong gain (+31.2%)8 as supplies remained tight and defensives such as utilities (+15.9%)9 outperformed more cyclical sectors. Global commodities registered broad based gains, with oil flying high (+78%)10. The US dollar rallied strongly against a broad basket of currencies (+13.3%) as investors priced in an aggressive hiking cycle from the US Federal Reserve. Investors were reminded of the real interest rate risk in inflation protection bonds with U.S. TIPS11 down significantly (-6.4%) the first 6 months of the year even with inflation spiking.

In this environment of rising rates, traditional portfolios failed to provide investors with any meaningful diversification, as both equities and bonds continued lower together. For the last four decades bonds have generally provided both great diversification and positive returns, with monetary policy being the dominant market stabiliser of the last decade. However, with inflation becoming a dominant investment risk and central banks under increasing political pressure to control inflation in the face of declining real wages, the role of bonds as a defensive asset within portfolio should not be taken for granted.

7 MSCI World Growth Net Total Return USD Index. The MSCI World GROWTH USD Net Total Return Index is a free-float weighted equity index. (Ticker: M1WO000G Index)

8 MSCI World Energy Net Total Return USD Index. The MSCI World/Energy Net Index is a free-float weighted equity index. The parent index is M1WO. (Ticker: M1WO0EN Index)

9 S&P 500 Utilities Total Return Index. Calculated intraday by S&P based on the price changes and reinvested dividends of S5UTIL <INDEX> (Ticker: SPTR5UTL Index)

10 Brent Crude. Current pipeline export quality Brent blend as supplied at Sullom Voe. ICE Brent Futures is a deliverable contract based on EFP delivery with an option to cash settle. (Ticker: CO1 Comdty)

11 S&P 7-10 Year US Treasury TIPS Index Total Return. Calculated intraday by S&P based on the price changes and reinvested coupons of SPBDUP0 <INDEX> (Ticker: SPBDUP0T Index)

Fund Performance July 1st 2021 to June 30th 2022

From July 1, 2021 to June 30, 2022, Fulcrum Diversified Absolute Return Institutional Class shares returned −0.09%.

Importantly for an absolute return strategy, the portfolio exhibited very low sensitivity to traditional assets, demonstrating the important role it can play in an investment portfolio during periods of weakness for traditional portfolios.

The Fund’s performance was driven by our relative value strategies, with broad based gains across all assets but particularly strong contributions from our negative views on government bonds in a range of countries.

Diversifying strategies also performed well, capturing the dominant trends across commodities, fixed income and currency markets.

Directional strategies and our exposure to North American equities was the largest detractor as would be expected in a large equity drawdown, but these exposures were limited and dampened by our hedges.

With both the expected returns and diversification properties of a traditional portfolio being far less appealing now, we believe investors should consider adopting investments that can perform in varying macroeconomic environments when deciding their asset allocation. The diversification properties of bonds is not constant, but instead evolves with the macroeconomic environment which today is no longer dominated by artificially low rates. This is a world for which most investors are unprepared as they continue to rely upon past correlations of stocks and bonds.

Our focus on diversification remains high, with investment ideas diversified by asset class, time horizon and strategy. This broad and flexible approach is one that enables us to seek to deliver returns in the broadest range of market environments and with no real reliance upon fixed income for returns or diversification benefits. We believe there can be benefits to adding an actively managed and diversified absolute return focused fund to portfolios.

It is not possible to invest directly in an index.

Opinions expressed are those of Fulcrum Asset Management LLP and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Diversification does not assure a profit nor protect against loss in a declining market.

The Fulcrum Diversified Absolute Return Fund is distributed by Quasar Distributors, LLC.

Fulcrum Diversified Absolute Return Fund

Performance Summary (Unaudited)

June 30, 2022

Comparison of a Hypothetical $1,000,000 Investment in

the Fulcrum Diversified Absolute Return Fund - Institutional Class

Barclays 3-month USD LIBOR Cash Index

and BofA Merrill Lynch 3-Month US Treasury Bill Index

Investment Returns

For the periods ended June 30, 2022

	One Year	3 Year*	5 Year *	Since Inception*
Fulcrum Diversified Absolute Return Fund
Institutional Class **	-0.09%	6.25%	4.53%	2.91%
Super Institutional Class **	0.02%	6.34%	4.61%	2.96%
Barclays 3-month USD LIBOR Cash Index ***	0.38%	1.00%	1.56%	1.41%
BofA Merrill Lynch 3-Month US Treasury Bill Index ^	0.17%	0.63%	1.11%	0.90%

* Average annualized returns.

** Inception date on July 31, 2015.

*** The Barclays 3 month USD Libor Cash Index reflects the return of an assumed investment at the daily 3 month USD Libor rate.

^ The BofA Merrill Lynch 3-Month US Treasury Bill Index has replaced the Barclays 3-month USD LIBOR Cash Index as the Fund’s primary benchmark due to the use of LIBOR as a reference rate being phased-out.

As of the prospectus dated October 31, 2021, the gross and annual fund operating expense ratio for the Institutional Share Class is 1.32% and for the Super-Institutional Class is 1.29%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-538-5278 visiting the Fund’s website at https://www.fulcrumassetfunds.com.

Fulcrum Diversified Absolute Return Fund

Expense Example (Unaudited)

June 30, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 to June 30, 2022 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% Return Before Expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (1)
Institutional Class
Actual Fund Return	$1,000.00	$1,018.90	1.13%	$5.66
Hypothetical 5% Return	$1,000.00	$1,019.19	1.13%	$5.66

Super Institutional Class
Actual Fund Return	$1,000.00	$1,020.00	1.02%	$5.11
Hypothetical 5% Return	$1,000.00	$1,019.74	1.02%	$5.11

(1)	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the “period”).

Fulcrum Diversified Absolute Return Fund

Consolidated Allocation of Portfolio Holdings (Unaudited)

By Market Exposure of Cash settled instruments, Futures, and Options

June 30, 2022

6.6%
12.2%
2.5%
-5.1%
3.4%
2.2%
2.0%
1.3%
0.4%
74.7%
North American Equities 12.2%
European ex-UK Equities 3.4%
Japanese Equities 2.2%
UK Equities 2.0%
Asia ex-Japan Equities 1.3%
Emerging Market Equities 0.4%
Short Term Government Bonds 74.7%
Developed Rates (10 year equivalent) -5.1%
Commodities 2.5%
Diversifying Strategies* 6.6%

*	Diversifying Strategies – are comprised of systematically implemented exposure using futures to various asset classes which are included for diversification purposes and could include equities, fixed income, currencies and commodities.

Fulcrum Diversified Absolute Return Fund

Consolidated Allocation of Portfolio Holdings (Unaudited)

By Risk Contribution

June 30, 2022

Individual Risk1 Exposure by Strategy

Directional	4.0%
Macro Equities - North America	1.8
Climate Change	1.0
Macro Equities - Europe ex-UK	0.5
Real Assets	0.3
Macro Equities - Japan	0.2
Macro Equities - United Kingdom	0.1
Macro Equities - Asia ex-Japan	0.1
Fixed Income	2.2%
US Rates	0.8
Japanese Rates	0.3
UK Rates	0.3
CEEMEA Rates	0.3
Australian Rates	0.2
European Rates	0.1
LATAM Rates	0.1
Scandinavian Rates	0.1
Currencies	1.2%
UK Pound	0.3
LATAM Currencies	0.2
CEEMEA Currencies	0.2
Euro	0.1
Chinese Renminbi (Yuan)	0.1
Asian Currencies	0.1
Japanese Yen	0.1
Australian Dollar	0.1
Thematic Equities	1.9%
Technology Disruption	0.7
Global Energy Sector	0.3
Climate Change	0.2
Consumer Trends	0.2
Cyclicals	0.2
Idiosyncratic	0.2
Defensive	0.1
Cross Asset	0.4%
Data Surprises	0.4
Commodities	1.4%
Long-dated Oil	0.7
Carbon Emissions	0.4
Precious Metals	0.3
Volatility Strategies	0.4%
VRP	0.2
FX Correlation	0.2
Diversifying Strategies	0.5%
Diversifying Strategies	0.5
Equity Macro	0.4%
Technology Disruption	0.2
Global Energy Sector	0.2
Dynamic Convexity	1.4%
Commodities	0.5
Fixed Income	0.3
Equities vs Rates	0.2
Equities	0.2
Currencies	0.2

Sum of Individual Risk	13.7%[2]

[1]	Individual risk by asset class - is calculated by the current category weight in the portfolio multiplied by the standard deviation of portfolio holdings in that category. Data used is as of June 30, 2022. Standalone risk is measured for each category independently of other categories and does not take into account their potential offsetting effect. Therefore, the sum of standalone risk for all categories will exceed the risk of the entire portfolio. Standalone risk indicates to the investor the risk of holding a category by itself.
[2]	Individual Risk percentages may not total to Sum of Individual Volatility Risk due to rounding.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

COMMON STOCKS - 4.9%	Shares	Value
Aerospace/Defense - 0.0%
Dassault Aviation SA (1)	45	$7,022
L3Harris Technologies, Inc.	100	24,170
Saab AB (1)	86	3,553
Thales SA (1)	68	8,341
		43,086
Agriculture - 0.1%
Archer-Daniels-Midland Co.	1,004	77,910

Apparel - 0.1%
adidas AG (1)	50	8,843
Canada Goose Holdings, Inc. (1)(2)	383	6,909
Descente Ltd. (1)	166	3,842
Gildan Activewear, Inc. (1)	482	13,873
Hermes International (1)	25	27,954
LVMH Moet Hennessy Louis Vuitton SE (1)	116	70,713
NIKE, Inc.	727	74,299
Skechers USA, Inc. (2)	430	15,299
		221,732
Auto Parts & Equipment - 0.0%
Aptiv Plc - ADR (2)	69	6,146
NGK Spark Plug Co Ltd. (1)	1,177	21,366
		27,512
Banks - 0.5%
1st Source Corp.	36	1,634
Banco Santander SA (1)	11,378	32,051
Bank of America Corp.	1,973	61,420
Canadian Western Bank (1)	398	8,048
Cathay General Bancorp	233	9,122
Comerica, Inc.	119	8,732
Cullen/Frost Bankers, Inc.	54	6,288
DNB Bank ASA (1)	861	15,433
East West Bancorp, Inc.	129	8,359
Enterprise Financial Services Corp.	97	4,026
Fifth Third Bancorp	166	5,578
First Busey Corp.	109	2,491
First Citizens BancShares Inc/NC	15	9,807
First Horizon Corp.	466	10,187
German American Bancorp, Inc.	23	786
Hope Bancorp, Inc.	527	7,294
Huntington Bancshares Inc/OH	338	4,066
JPMorgan Chase & Co.	709	79,840
KeyCorp	840	14,473
Lakeland Financial Corp.	109	7,240
Macquarie Group Ltd. (1)	542	61,546
Morgan Stanley	437	33,238
National Australia Bank Ltd. (1)	6,284	118,805
New York Community Bancorp, Inc.	2,123	19,383
Old National Bancorp/IN	1,337	19,774
PacWest Bancorp	582	15,516
PNC Financial Services Group, Inc./The	100	15,777
Premier Financial Corp.	95	2,408
Prosperity Bancshares, Inc.	84	5,735
Royal Bank of Canada (1)	281	27,209
Signature Bank/New York NY	71	12,724
SpareBank 1 SMN (1)	136	1,599
SpareBank 1 SR-Bank ASA (1)	143	1,549
Standard Chartered Plc (1)	1,584	11,928
Toronto-Dominion Bank/The (1)	359	23,542

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

COMMON STOCKS (Continued)	Shares	Value
Banks (Continued)
U.S. Bancorp	369	$16,981
Webster Financial Corp.	169	7,123
Wells Fargo & Co.	980	38,387
Western Alliance Bancorp	104	7,342
Zions Bancorp NA	138	7,024
		744,465
Beverages - 0.1%
Davide Campari-Milano NV (1)	602	6,331
Pernod Ricard SA (1)	437	80,280
Remy Cointreau SA (1)	29	5,066
		91,677
Building Materials - 0.1%
Armstrong World Industries, Inc.	356	26,686
LafargeHolcim Ltd. (1)	74	3,166
Louisiana-Pacific Corp.	629	32,966
Masonite International Corp. - ADR (2)	170	13,061
Owens Corning	251	18,652
Trex Co, Inc. (2)	318	17,306
		111,837
Capital Goods - 0.0%
Auckland International Airport Ltd. (1)(2)	4,018	18,018
China Tower Corp Ltd. (1)	134,369	17,295
Sacyr SA (1)	637	1,532
Vinci SA (1)	155	13,800
		50,645
Chemicals - 0.1%
Albemarle Corp.	365	76,278
Arkema SA (1)	11	979
Brenntag SE (1)	42	2,733
Chr Hansen Holding A/S (1)	26	1,892
Clariant AG (1)	54	1,028
Croda International Plc (1)	21	1,654
DuPont de Nemours, Inc.	1,648	91,596
FMC Corp.	112	11,985
Givaudan SA (1)	1	3,517
Koninklijke DSM NV (1)	26	3,736
Tronox Holdings Plc - ADR	655	11,004
		206,402
Commercial Services - 0.3%
Automatic Data Processing, Inc.	221	46,419
Adyen NV (1)(2)	48	69,819
Amadeus IT Group SA (1)(2)	685	38,161
Booz Allen Hamilton Holding Corp.	293	26,476
Chegg, Inc. (2)	639	12,000
Experian Plc (1)	247	7,234
FleetCor Technologies, Inc. (2)	88	18,490
Localiza Rent a Car SA (1)	7,437	74,435
QinetiQ Group Plc (1)	379	1,696
S&P Global, Inc.	68	22,920
Square, Inc. (2)	412	25,322
WEX, Inc. (2)	396	61,602
		404,574
Computers - 0.1%
Amdocs Ltd. - ADR	405	33,741
Capgemini SE (1)	277	47,447
Computacenter Plc (1)	146	4,180
Crayon Group Holding ASA (1)(2)	128	1,627
Softcat Plc (1)	264	4,232
Varonis Systems, Inc. (2)	1,295	37,969
		129,196

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

COMMON STOCKS (Continued)	Shares	Value
Cosmetics/Personal Care - 0.2%
elf Beauty, Inc. (2)	303	$9,296
Estee Lauder Cos., Inc./The	676	172,157
Unicharm Corp. (1)	1,704	57,018
		238,471
Diversified Financial Services - 0.2%
Canaccord Genuity Group, Inc. (1)	370	2,423
Interactive Brokers Group, Inc.	85	4,676
London Stock Exchange Group Plc (1)	246	22,854
Mastercard, Inc.	460	145,121
Nasdaq, Inc.	33	5,034
Visa, Inc.	989	194,724
Vontobel Holding AG (1)	104	7,310
		382,142
Electric - 0.1%
Albioma SA (1)	16	836
Alliant Energy Corp.	89	5,216
Ameren Corp.	160	14,458
American Electric Power Co, Inc.	311	29,837
China Longyuan Power Group Corp Ltd. (1)	20,258	39,139
Emera, Inc. (1)	102	4,778
Enel SpA (1)	1,725	9,436
Eversource Energy	214	18,077
Fortis Inc/Canada (1)	300	14,182
Hydro One Ltd. (1)	209	5,620
Iberdrola SA (1)	1,146	11,885
Northland Power, Inc. (1)	107	3,185
RWE AG (1)	119	4,375
Sempra Energy	193	29,002
Verbund AG (1)	56	5,478
		195,504
Electronics - 0.1%
Halma Plc (1)	330	8,070
Honeywell International, Inc.	305	53,012
Hoya Corp. (1)	1,480	126,370
Knowles Corp. (2)	357	6,187
		193,639
Energy - Alternative Sources - 0.0%
Canadian Solar, Inc. - ADR (2)	693	21,580
ERG SpA (1)	77	2,392
Landis+Gyr Group AG (1)	44	2,307
Neoen SA (1)	62	2,336
Nordex SE (1)(2)	84	716
Solaria Energia y Medio Ambiente SA (1)(2)	72	1,528
Sunrun, Inc. (2)	1,229	28,710
Vestas Wind Systems (1)	347	7,328
		66,897
Environmental Control - 0.1%
Clean Harbors, Inc. (2)	64	5,611
Daiseki Co Ltd. (1)	574	17,937
Fluidra SA (1)	110	2,229
Republic Services, Inc.	163	21,332
TOMRA Systems ASA (1)	140	2,597
Waste Management, Inc.	207	31,667
		81,373
Food - 0.1%
Austevoll Seafood ASA (1)	341	3,992
China Modern Dairy Holdings Ltd. (1)	11,400	1,714
Glanbia Plc (1)	502	5,563
JBS SA (1)	5,973	36,122
Marfrig Global Foods SA (1)	2,300	5,331

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

COMMON STOCKS (Continued)	Shares	Value
Food (Continued)
Minerva SA/Brazil (1)	1,587	$4,015
Norway Royal Salmon ASA (1)(2)	93	2,370
Salmar ASA (1)	55	3,867
SunOpta, Inc. (1)(2)	923	7,135
Tyson Foods, Inc.	621	53,443
		123,552
Forest Products & Paper - 0.0%
BillerudKorsnas AB (1)	183	2,135
Ence Energia y Celulosa, S.A. (1)	216	738
Svenska Cellulosa AB SCA (1)	136	2,032
UPM-Kymmene Oyj (1)	80	2,432
		7,337
Healthcare Products - 0.1%
Boston Scientific Corp. (2)	576	21,468
Cochlear Ltd. (1)	190	26,059
Koninklijke Philips NV (1)	670	14,432
Medtronic Plc - ADR	980	87,955
Siemens Healthineers AG (1)	1,071	54,423
		204,337
Healthcare Services - 0.1%
Anthem, Inc.	88	42,467
Humana, Inc.	47	22,000
IQVIA Holdings, Inc. (2)	81	17,576
UnitedHealth Group, Inc.	289	148,439
		230,482
Home Builders - 0.1%
DR Horton, Inc.	206	13,635
Installed Building Products, Inc.	78	6,487
LENNAR Corp.	171	12,068
LGI Homes, Inc. (2)	85	7,387
M/I Homes, Inc. (2)	99	3,926
MDC Holdings, Inc.	266	8,594
Meritage Homes Corp. (2)	126	9,135
NVR, Inc. (2)	9	36,037
PulteGroup, Inc.	601	23,818
Taylor Morrison Home Corp. (2)	417	9,741
Toll Brothers, Inc.	413	18,420
TRI Pointe Group, Inc. (2)	392	6,613
		155,861
Home Furnishings - 0.0%
Howden Joinery Group Plc (1)	322	2,362

Household Products/Wares - 0.0%
Church & Dwight Co, Inc.	435	40,307

Insurance - 0.2%
Admiral Group Plc (1)	188	5,136
Aflac, Inc.	149	8,244
Allstate Corp/The	66	8,364
American International Group, Inc.	187	9,561
AXA SA (1)	1,748	39,677
Coface SA (1)	229	2,391
Direct Line Insurance Group Plc (1)	1,859	5,696
Fidelity National Financial, Inc.	258	9,536
Hartford Financial Services Group Inc/The	75	4,907
Lincoln National Corp.	165	7,717
Loews Corp.	218	12,919
Marsh & McLennan Cos, Inc.	121	18,785
NN Group NV (1)	193	8,766
Phoenix Group Holdings Plc (1)	554	3,982

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

COMMON STOCKS (Continued)	Shares	Value
Insurance (Continued)
Prudential Financial, Inc.	93	$8,898
Prudential Plc (1)	1,501	18,564
Sampo Oyj (1)	286	12,444
SCOR SE (1)	273	5,865
Sun Life Financial, Inc. (1)	138	6,323
Swiss Life Holding AG (1)	19	9,255
Travelers Cos Inc/The	53	8,964
Trupanion, Inc. (2)	191	11,510
UNIQA Insurance Group AG (1)	228	1,610
Voya Financial, Inc.	92	5,477
Progressive Corp/The	136	15,813
Willis Towers Watson Plc - ADR	57	11,251
		261,655
Internet - 0.2%
Auto Trader Group Plc (1)	2,070	13,985
Booking Holdings, Inc. (2)	25	43,725
Future Plc (1)	204	4,279
Meituan (1)(2)	4,376	108,301
Moneysupermarket.com Group Plc (1)	779	1,651
Okta, Inc. (2)	601	54,330
Rightmove Plc (1)	1,219	8,434
United Internet AG (1)	129	3,681
		238,386
Investment Company - 0.0%
Aker ASA (1)	47	3,607

Iron/Steel - 0.0%
APERAM SA (1)	47	1,305
Angang Steel Co Ltd. (1)	23,575	8,803
BlueScope Steel Ltd. (1)	2,656	29,150
Outokumpu Oyj (1)	281	1,162
		40,420
Leisure Time - 0.0%
Planet Fitness, Inc. (2)	245	16,662

Lodging - 0.0%
Travel + Leisure Co.	332	12,888

Machinery - 0.0%
Cactus, Inc.	262	10,551
Valmet Oyj (1)	101	2,478
GEA Group AG (1)	62	2,137
Konecranes Oyj (1)	57	1,327
Oshkosh Corp.	164	13,471
		29,964
Media - 0.0%
Quebecor, Inc. (1)	788	16,841
Schibsted ASA (1)	346	6,179
Vivendi SE (1)	986	10,019
		33,039
Mining - 0.1%
Alcoa Corp.	88	4,011
Aluminum Corp of China Ltd. (1)	20,611	7,801
Anglo American Plc (1)	284	10,154
Rio Tinto Plc (1)	478	28,608
Wesdome Gold Mines Ltd. (1)(2)	1,615	13,989
Zijin Mining Group Co Ltd. (1)	23,167	28,373
		92,936

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas - 0.2%
Aker BP ASA (1)	345	$11,982
Atmos Energy Corp.	47	5,269
Baker Hughes Co.	6,103	176,193
BP Plc (1)	15,879	75,057
Comstock Resources, Inc. (2)	846	10,219
Cosan SA (1)	10,879	37,812
Liberty Energy, Inc. (2)	686	8,753
NiSource, Inc.	143	4,217
NOW, Inc. (2)	1,395	13,643
PrairieSky Royalty Ltd. (1)	853	10,742
ProPetro Holding Corp. (2)	387	3,870
Talos Energy, Inc. (2)	559	8,648
		366,405
Packaging & Containers - 0.0%
AptarGroup, Inc.	44	4,541
Metsa Board Oyj (1)	255	2,125
Westrock Co.	176	7,012
		13,678
Pharmaceuticals - 0.2%
Becton Dickinson and Co.	112	27,611
Bristol-Myers Squibb Co.	748	57,596
Cigna Corp.	115	30,305
Heska Corp. (2)	46	4,348
Johnson & Johnson	917	162,777
Merck & Co, Inc.	872	79,500
		362,137
Real Estate Services - 0.0%
A-Living Smart City Services Co Ltd. (1)	3,865	6,216
CBRE Group, Inc. (2)	160	11,778
Hufvudstaden AB (1)	119	1,314
Longfor Group Holdings Ltd. (1)	5,322	25,129
PSP Swiss Property AG (1)	27	3,003
Shurgard Self Storage SA (1)	45	2,096
Wihlborgs Fastigheter AB (1)	144	1,007
		50,543
REIT - 0.1%
AvalonBay Communities, Inc.	55	10,684
DiamondRock Hospitality Co. (2)	454	3,727
Equinix, Inc.	51	33,508
Equity Residential	147	10,616
Essex Property Trust, Inc.	31	8,107
Growthpoint Properties Australia Ltd. (1)	4,050	9,533
Mirvac Group (1)	3,983	5,430
Nippon Prologis REIT, Inc. (1)	4	9,847
Park Hotels & Resorts, Inc.	471	6,392
Pebblebrook Hotel Trust	248	4,109
Prologis, Inc.	277	32,589
Rayonier, Inc.	502	18,765
Segro Plc (1)	1,771	21,058
Sunstone Hotel Investors, Inc. (2)	388	3,849
UNITE Group PLC/The (1)	234	3,031
Weyerhaeuser Co.	227	7,518
		188,763
Retail - 0.2%
ANTA Sports Products Ltd. (1)	1,644	20,197
Chipotle Mexican Grill, Inc. (2)	17	22,223
Domino’s Pizza Enterprises Ltd. (1)	244	11,453
Europris ASA (1)	174	812
Grafton Group Plc (1)	153	1,447
Home Depot Inc/The	314	86,121
JD Sports Fashion Plc (1)	5,785	8,127

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

COMMON STOCKS (Continued)	Shares	Value
Retail (Continued)
Li Ning Co Ltd. (1)	1,601	$14,833
Lowe’s Cos, Inc.	311	54,322
Lululemon Athletica, Inc. (2)	78	21,264
Moncler SpA (1)	350	15,012
Pets at Home Group Plc (1)	606	2,266
TJX Cos Inc/The	660	36,861
Tokmanni Group Corp. (1)	135	1,589
		296,527
Semiconductors - 0.2%
Advanced Micro Devices, Inc. (2)	325	24,853
Analog Devices, Inc.	100	14,609
Applied Materials, Inc.	182	16,558
ASM International NV (1)	51	12,752
ASML Holding NV (1)	162	77,389
Cirrus Logic, Inc. (2)	129	9,358
Infineon Technologies AG (1)	406	9,824
Lam Research Corp.	28	11,932
Microchip Technology, Inc.	104	6,040
Micron Technology, Inc.	229	12,659
Nordic Semiconductor ASA (1)(2)	306	4,747
NVIDIA Corp.	526	79,736
STMicroelectronics NV (1)	281	8,830
Texas Instruments, Inc.	176	27,043
Tokyo Ohka Kogyo Co Ltd. (1)	80	3,915
		320,245
Software - 0.3%
Adobe, Inc. (2)	242	88,587
Broadridge Financial Solutions, Inc.	370	52,743
Constellation Software Inc/Canada (1)	12	17,814
Coupa Software, Inc. (2)	661	37,743
Intuit, Inc.	154	59,358
Konami Holdings Corp. (1)	219	12,122
MSCI, Inc.	16	6,594
Oracle Corp Japan (1)	183	10,601
RingCentral, Inc. (2)	64	3,345
ServiceNow, Inc. (2)	210	99,859
Sinch AB (1)(2)	6,218	20,238
Take-Two Interactive Software, Inc. (2)	526	64,451
Workday, Inc. (2)	146	20,379
		493,834
Telecommunications - 0.3%
AT&T, Inc.	6,809	142,717
Juniper Networks, Inc.	1,430	40,755
Spirent Communications Plc (1)	538	1,628
Verizon Communications, Inc.	3,941	200,006
Viavi Solutions, Inc. (2)	1,963	25,970
		411,076
Toys/Games/Hobbies - 0.1%
Bandai Namco Holdings, Inc. (1)	565	39,889
Nintendo Co Ltd. (1)	220	95,147
		135,036
Transportation - 0.2%
Canadian Pacific Railway Ltd. - ADR	112	7,822
Canadian Pacific Railway Ltd. (1)	416	29,057
Clarkson Plc (1)	21	769
COSCO Shipping Energy Transportation Co Ltd. (1)	9,526	6,070
CSX Corp.	805	23,393
Deutsche Post AG (1)	420	15,731
Expeditors International of Washington, Inc.	99	9,649

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

COMMON STOCKS (Continued)	Shares	Value
Transportation (Continued)
Hapag-Lloyd AG (1)	25	$6,471
Kuehne + Nagel International AG (1)	40	9,469
Nippon Yusen KK (1)	100	6,832
TFI International, Inc. (1)	235	18,865
Union Pacific Corp.	263	56,093
United Parcel Service, Inc.	318	58,048
		248,269
Water - 0.0%
American Water Works Co, Inc.	142	21,125

Wholesale Distribution - 0.1%
ITOCHU Corp. (1)	2,602	70,324
SiteOne Landscape Supply, Inc. (2)	116	13,789
Toyota Tsusho Corp. (1)	104	3,395
		87,508
TOTAL COMMON STOCKS (Cost $8,474,665)
		7,756,003
PREFERRED STOCKS - 0.0%
Machinery - 0.0%
Jungheinrich AG (1)	52	1,133
0.00%

TOTAL PREFERRED STOCKS (Cost $2,325)		1,133

PURCHASED OPTIONS AND WARRANTS - 2.1%	Contracts	Notional		Value
Call Options Purchased - 0.3%
Euro STOXX 50 at 120, December 15, 2023	75	880,572	EUR	23,972
AUD/USD FX at 72.0, July 8, 2022	22	1,520,420	USD	110
AUD/USD FX at 72.5, July 8, 2022	22	1,520,420	USD	110
EUR/USD FX at 1.065, July 8, 2022	17	2,239,325	USD	2,975
EUR/USD FX at 1.070, July 8, 2022	17	2,239,325	USD	1,487
EUR/USD FX at 1.075, July 8, 2022	17	2,239,325	USD	850
EUR/USD FX at 1.085, July 8, 2022	17	2,239,325	USD	213
FTSE 100 at 7500, September 16, 2022 (3)	121	10,563,339	GBP	150,239
Crude Oil Dec 22 Future at $150, October 26, 2022 (1)(3)	245	24,642,100	USD	338,100
Total Call Options Purchased (Premiums Paid $1,383,755)				518,056

Put Options Purchased - 0.2%
E-mini S&P 500 at $3,800, July 15, 2022	44	8,336,900	USD	188,650
AUD/USD FX at 70.5, July 12, 2022	22	1,520,420	USD	32,560
AUD/USD FX at 71.0, July 12, 2022	22	1,520,420	USD	42,460
EUR/USD FX at 1.030, July 8, 2022	17	2,239,325	USD	1,062
EUR/USD FX at 1.040, July 8, 2022	17	2,239,325	USD	3,188
EUR/USD FX at 1.050, July 8, 2022	17	2,239,325	USD	8,075
EUR/USD FX at 1.055, July 8, 2022	17	2,239,325	USD	12,538
CBOE Volatility Index (VIX) at $24, July 20, 2022	434	1,246,014	USD	8,680
Total Put Options Purchased (Premiums Paid $302,352)				297,213

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

PURCHASED OPTIONS AND WARRANTS (Continued)	Counterparty [a]	Notional		Value
Over-The-Counter Options Purchased - 1.6%
AUD Call / NZD Put at 1.15, September 6, 2022 (4)	JPM	1,056,000	AUD	$61,036
AUD/USD > 0.7510 and EUR/AUD > 1.5252, July 12, 2022 (5)(6)	MS	645,000	AUD	—
CLV2 < 81.28 and US2YRSOFR < 2.447%, September 15, 2022 (5)	CITI	519,135	USD	14,995
CNH/JPY < 18.7652 and USD/JPY >127.97, July 15, 2022 (5)	MS	65,994,000	JPY	364
EUR Call / USD Put at 1.295, December 19, 2022 (4)	JPM	458,000	EUR	828
EUR/AUD < 1.4742 and EUR/GBP > 0.8674, July 6, 2022 (5)	GS	335,000	EUR	70
EUR/AUD > 1.4777 and AUD/USD > 0.7498, July 21, 2022 (5)	MS	656,000	AUD	339
EUR/BRL USD/BRL Put on correlation swap at 100, February 27, 2023 (7)	MS	20,000	USD	237,744
EUR/BRL USD/BRL Put on correlation swap at 100, April 10, 2023 (7)	MS	16,250	USD	194,622
EUR/BRL USD/BRL Put on correlation swap at 100, December 22, 2022 (7)	MS	26,400	USD	310,198
EUR/CHF < 1.0018 and EUR/GBP > 0.8657, July 19, 2022 (5)	MS	259,000	EUR	41,813
EUR Call / CNH Put at 7.35, July 19, 2022 (4)	JPM	362,000	EUR	4,009
EUR Call / CNH Put at 7.40, July 21, 2022 (4)	JPM	402,626	EUR	3,211
EUR Call / CNH Put at 8.40, February 9, 2023 (6)	JPM	254,000	EUR	3,776
EUR Call / GBP Put at 0.87 RKO at 0.9505 and	MS	10,353,000	EUR	53,021
EUR/CHF < 1.012 (EKO), September 29, 2022 (5)(8)(9)
EUR Call / INR Put at 86.30, July 21, 2022	JPM	11,105,000	EUR	5,377
EUR Call / USD Put at 1.20, July 29, 2022 (4)	JPM	252,000	EUR	7
EUR Call / USD Put at 1.16, July 20, 2022 (4)	JPM	375,000	EUR	39
EUR/GBP > 0.8796 and EUR/CHF <1.0132, September 29, 2022 (5)	MS	344,000	EUR	53,717
EUR/USD < 1.0480 and USD/CHF <0.9344, August 30, 2022 (5)	CITI	363,000	USD	14,690
EUR/USD > 1.0723 and EUSA10 < 1.742% and SX5E > 3739.05,	MS	529,000	EUR	5,155
September 16, 2022 (10)
EUR/USD > 1.1225 and USD/JPY > 130, July 20, 2022 (5)	MS	596,000	USD	298
SPX < 3622.13 and COX2 < 72.14, September 27, 2022 (5)	CITI	509,000	USD	21,674
SPX < 3622.13 and COZ2 < 66.26, October 26, 2022 (5)	CITI	509,000	USD	20,389
SPX < 3751.83 and US10YRSOFR < 2.325%, December 16, 2022 (5)	MS	505,033	USD	71,288
SPX < 3757.37 and CLV2 < 88.90, September 15, 2022 (5)	CITI	519,135	USD	82,951
SPX < 3834.13 and US10YRSOFR < 2.414%, October 21, 2022 (5)	MS	508,000	USD	77,856
SPX < 3838.13 and CLF3 > 120, December 15, 2022 (5)	MS	519,000	USD	23,927
SPX < 4,311.89 and USSW10 > 2.023%, November 18, 2022 (5)	CITI	400,000	USD	293,137
SPX < 4311.89 and US10YRSOFR > 1.668%, November 18, 2022 (5)	CITI	261,000	USD	200,720
SPX < 4311.89 and US10YRSOFR > 1.828%, November 18, 2022 (5)	CITI	261,000	USD	193,543
SX5E > 3841.34 and EUSA10 < 1.832%, August 19, 2022 (5)	CITI	484,104	EUR	5,713
SX5E > 3873.2 and EUSA10 < 1.792%, August 19, 2022 (5)	JPM	266,000	EUR	2,079
SX5E > 3912.08 and EUSA10 < 1.734%, September 16, 2022 (5)	CITI	506,000	EUR	5,232
SX5E > 4362.18 and EUR/GBP > 0.8615, July 15, 2022 (5)	MS	311,000	EUR	16
SX5E > 4362.18 and EUR/GBP > 0.8615, August 19, 2022 (5)	MS	311,000	EUR	49
SX5E < 4,140 and EUR/USD < 1.0974, November 18, 2022 (5)	JPM	402,000	EUR	289,310
TPX > 2046.03 and US10YRSOFR < 1.725%, August 12, 2022 (5)	MS	280,000	USD	377
USD/BRL < 4.70 and USD/CNH > 6.75, July 8, 2022 (5)	MS	414,000	USD	—
USD Call / CNH Put at 7.25, June 7, 2023	JPM	13,340,000	USD	58,829
USD Call / JPY Put at 138.5 VKO at 13.25, July 14, 2022 (4)(11)	GS	356,000	USD	51,917
USDJPY < 128.738 and US10YRSOFR > 3.333%, November 17, 2022 (5)	GS	259,000	USD	5,999
USDJPY < 128.738 and US10YRSOFR > 3.333%, October 19, 2022 (5)	GS	259,000	USD	4,349
USD/JPY < 130.00 and US10YRSOFR >3.1345%, September 13, 2022 (5)	GS	470,000	USD	11,872
USD/JPY < 130.37 and JYS010 > 0.716%, September 30, 2022 (5)	CITI	52,589,000	JPY	8,606
USD/KRW< 1246.13 and USD/CNH > 6.8702, August 29, 2022 (5)	MS	447,931	USD	1,339
USD Put / JPY Call at 120, July 29, 2022 (4)	JPM	573,000	USD	5,002
USD Put / JPY Call at 125 KI at 137.50, December 23, 2022 (4)	MLI	475,000	USD	57,012
USD Put / JPY Call at 133 KI at 139.50, September 30, 2022 (4)	MLI	284,000	USD	33,179
USD Put / JPY Call at 135 KI at 142.50, September 30, 2022 (4)	MLI	475,000	USD	27,148
XAU > 1924.63 and NDX > 13171.44, August 19, 2022 (5)	MS	409,000	USD	5,506
XAU > 1943.14 and NDX > 12934.12, August 19, 2022 (5)	MS	409,000	USD	6,098
XAU > 2142.80 and US10YRSOFR > 2.362%, September 19, 2022 (5)	CITI	531,000	USD	10,277
Total Over-The-Counter Options Purchased (Premiums Paid $2,553,348)				2,580,703

TOTAL PURCHASED OPTIONS (Premiums Paid $4,239,455)				3,395,972

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

SHORT-TERM INVESTMENTS - 56.6%	Principal Amount		Value
United States Treasury Bills - 39.6% (12)
0.290%, 07/14/2022	100,000	USD	$99,962
0.353%, 07/21/2022	5,400,000	USD	5,396,970
0.549%, 08/04/2022	2,750,000	USD	2,746,942
0.696%, 08/11/2022	4,300,000	USD	4,293,719
0.598%, 08/18/2022	5,000,000	USD	4,991,161
0.704%, 09/01/2022	13,700,000	USD	13,664,195
1.485%, 09/15/2022	9,600,000	USD	9,568,080
1.034%, 09/22/2022	7,500,000	USD	7,471,973
1.163%, 10/06/2022	7,500,000	USD	7,464,939
1.266%, 10/20/2022	7,300,000	USD	7,256,081
1.329%, 10/27/2022	5,300,000	USD	5,266,684
1.380%, 11/03/2022	7,200,000	USD	7,150,588
1.554%, 11/25/2022	5,700,000	USD	5,652,868
1.715%, 12/08/2022	9,000,000	USD	8,909,890
Total United States Treasury Bills (Cost $90,062,997)			89,934,052

TOTAL SHORT-TERM INVESTMENTS (Cost $90,062,997)			89,934,052

Total Investments (Cost $102,779,442) - 63.6%			101,087,160
Other Assets in Excess of Liabilities - 36.4%			57,894,718
TOTAL NET ASSETS - 100.0%			$158,981,878

ADR	American Depositary Receipt
(1)	Foreign issued security.
(2)	Non-income producing security.
(3)	Position held in subsidiary.
(4)	Binary option - Payoff is either notional amount or option expires worthless.
(5)	Dual binary option - Option only pays if both terms are met at maturity.
(6)	One touch option - Option pays notional if spot rate meets strike at any point during the term of the option.
(7)	Correlation swap option - Option gives right to the Fund to short correlation swap.
(8)	Position includes a reverse knock-out (RKO) term at level indicated. The option intermediately terminates if the exchange rate closes at the knock-out
(9)	Position includes European knock-out (EKO) term at level indicated. The term must be met at expiration date or position will be knocked out.
(10)	Tiple binary option - Option only pays if all three terms are met at maturity.
(11)	Position includes a variance knock-out (VKO) term. The option terminates if realized variance exceeds level indicated during the life of the option.
(12)	Rate quoted is effective yield of position.

a Counterparty abbreviations

CITI - Citigroup Global Markets

GS - Goldman Sachs

JPM - J.P. Morgan Investment Bank

MLI - Merrill Lynch

MS - Morgan Stanley

Reference entity abbreviations

CLF3 - Crude Oil Jan 23 Future

CLV2 - Crude Oil Oct 22 Future

COX2 - Bremt Crude Nov 22 Future

COZ2 - Brent Crude Dec 22 Future

EUSA10 - Euro 10 Year Interest Swap Rate

JYS010 - JPY 10 Year Overnight Indexed Swap

NDX - Nasdaq 100

SPX - S&P 500 Index

SX5E - Euro Stoxx 50 Index

TPX - TOPIX Index

US2YRSOFR - 2 Year USD Swap rate

US10YRSOFR - 10 Year USD Swap rate

USSW10 - 10 year U.S. Swap Rate

XAU - Gold spot price quoted in US dollar

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

WRITTEN OPTIONS - (0.9%)	Contracts	Notional		Value
Call Options Written - (0.8%)
CBOE Volatility Index (VIX) at $32.5, July 20, 2022	(150)	(430,650)	USD	$(21,000)
CBOE Volatility Index (VIX) at $35, July 20, 2022	(150)	(430,650)	USD	(15,375)
CBOE Volatility Index (VIX) at $40, July 20, 2022	(150)	(430,650)	USD	(8,250)
CBOE Volatility Index (VIX) at $50, July 20, 2022	(150)	(430,650)	USD	(3,750)
Crude Oil Dec 22 Future at $95, October 26, 2022 (1)	(33)	(3,319,140)	USD	(464,310)
Crude Oil Dec 22 Future at $110, October 26, 2022 (1)	(50)	(5,029,000)	USD	(371,000)
Crude Oil Dec 22 Future at $160, October 26, 2022 (1)	(245)	(24,642,100)	USD	(240,100)
Euro STOXX 50 at 130, December 15, 2023	(149)	(1,749,403)	EUR	(1,718)
FTSE 100 at 7800, September 16, 2022 (1)	(182)	(15,888,659)	GBP	(73,111)
Soybean Aug 22 Future at $1,580, July 22, 2022 (1)	(10)	(780,250)	USD	(18,471)
Soybean Aug 22 Future at $1,610, July 22, 2022 (1)	(10)	(780,250)	USD	(15,633)
Soybean Aug 22 Future at $1,650, July 22, 2022 (1)	(10)	(780,250)	USD	(7,896)
Soybean Aug 22 Future at $1,700, July 22, 2022 (1)	(10)	(780,250)	USD	(4,221)
Total Call Options Written (Premiums Received $1,675,438)				(1,244,835)

Put Options Written - (0.1%)
CBOE Volatility Index (VIX) at $22, July 20, 2022	(1,168)	(3,353,328)	USD	(2,920)
CBOE Volatility Index (VIX) at $26, July 20, 2022	(150)	(430,650)	USD	(12,375)
CBOE Volatility Index (VIX) at $28, July 20, 2022	(150)	(430,650)	USD	(27,750)
CBOE Volatility Index (VIX) at $29, July 20, 2022	(150)	(430,650)	USD	(37,125)
Crude Oil Dec 22 Future at $65, October 26, 2022 (1)	(50)	(5,029,000)	USD	(69,000)
E-mini S&P 500 at $3,500, July 15, 2022	(44)	(8,336,900)	USD	(27,500)
Soybean Aug 22 Future at $1,450, July 22, 2022 (1)	(10)	(780,250)	USD	(4,346)
Soybean Aug 22 Future at $1,490, July 22, 2022 (1)	(10)	(780,250)	USD	(8,346)
Soybean Aug 22 Future at $1,520, July 22, 2022 (1)	(10)	(780,250)	USD	(9,508)
Soybean Aug 22 Future at $1,550, July 22, 2022 (1)	(10)	(780,250)	USD	(15,939)
Total Put Options Written (Premiums Received $437,405)				(214,809)

TOTAL WRITTEN OPTIONS (Premiums Received $2,112,843)				$(1,459,644)

(1) Position held in subsidiary.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

FORWARD CURRENCY CONTRACTS (1)

Settlement Date	Currency Delivered	Pay Amount	Currency Received	Receive Amount	Unrealized Gain/(Loss)
07/29/2022	CHF	511,387	USD	535,017	$(1,653)
07/29/2022	CNH	6,166,985	USD	918,566	(2,547)
07/29/2022	CZK	55,216,198	EUR	2,219,739	2,117
07/29/2022	HUF	170,677,225	EUR	425,684	(1,987)
07/29/2022	HUF	135,718,631	USD	357,416	412
07/29/2022	MXN	25,752,182	USD	1,282,134	8,476
07/29/2022	NOK	4,788,408	USD	487,341	923
07/29/2022	NZD	29,680	USD	18,590	58
07/29/2022	PLN	638,294	USD	142,904	1,084
07/29/2022	SEK	10,836,944	USD	1,069,469	9,042
07/29/2022	USD	5,017	CHF	4,765	(17)
07/29/2022	USD	2,604,700	SGD	3,613,803	(3,470)
07/29/2022	USD	12,229	ZAR	196,932	(161)
09/14/2022	EGP	3,063,643	USD	178,534	22,182
09/14/2022	USD	158,635	EGP	3,063,643	(2,283)
09/21/2022	BRL	5,570,807	USD	1,048,980	9,950
09/21/2022	CLP	916,119,517	USD	1,014,956	34,240
09/21/2022	IDR	7,795,310,200	USD	525,000	2,566
09/21/2022	INR	254,748,625	USD	3,232,850	28,515
09/21/2022	KRW	7,926,101,247	USD	6,125,000	7,364
09/21/2022	PHP	146,553,677	USD	2,737,819	76,255
09/21/2022	THB	129,662,405	USD	3,764,561	82,313
09/21/2022	TWD	86,849,981	USD	2,951,440	19,775
09/21/2022	USD	3,587,028	BRL	18,020,609	(225,945)
09/21/2022	USD	979,572	CLP	820,710,862	(100,992)
09/21/2022	USD	273,106	IDR	3,974,857,907	(6,715)
09/21/2022	USD	651,000	INR	51,348,519	(5,117)
09/21/2022	USD	7,380,457	KRW	9,267,466,593	(227,509)
09/21/2022	USD	1,435,983	PHP	79,154,651	1,546
09/21/2022	USD	3,682,308	THB	129,662,405	(59)
09/21/2022	USD	10,000	TWD	293,683	(87)
					$(271,724)

(1) J.P. Morgan Securities, Inc. is the counterparty to all contracts.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

FUTURES CONTRACTS

	Description	Number of Contracts Long (Short)	Expiration Date	Notional Amount		Unrealized Gain/(Loss)
	Amsterdam Exchanges Index	1	July 2022	138,114	EUR	$3,807
	Australia SPI 200 Index	2	September 2022	222,985	AUD	345
	Australian 3 Year Government Bond	45	September 2022	3,337,831	AUD	5,402
	Australian 10 Year Government Bond	5	September 2022	410,336	AUD	3,633
	Australian Dollar	39	September 2022	2,695,290	USD	(3,897)
*	Brent Crude	33	July 2022	3,597,990	USD	(247,753)
*	Brent Crude	57	October 2022	5,733,060	USD	(363,787)
*	Brent Crude	21	October 2023	1,863,960	USD	(49,692)
	British Pound	(32)	September 2022	(2,439,800)	USD	(1,422)
	CAC 40 Index	7	July 2022	433,832	EUR	(3,197)
	Canadian 10 Year Government Bond	34	September 2022	3,275,062	CAD	19,709
	Canadian Dollar	(9)	September 2022	(699,300)	USD	(4,852)
*	Canola	4	November 2022	54,599	CAD	(10,534)
	CBOE Volatility Index	(2)	July 2022	(57,125)	USD	(1,737)
*	Cocoa	(8)	September 2022	(187,200)	USD	10,200
*	Copper	(13)	September 2022	(1,205,750)	USD	30,462
*	Corn	9	September 2022	282,938	USD	(34,625)
*	Cotton No. 2	2	December 2022	98,840	USD	(20,645)
*	Crude Oil	(41)	July 2022	(4,336,160)	USD	385,759
	E-mini Dow	(1)	September 2022	(153,905)	USD	(1,370)
	E-mini Russell 2000 Index	(1)	September 2022	(85,400)	USD	392
	E-mini S&P 500	88	September 2022	16,673,800	USD	153,674
	E-mini S&P 500 Energy Sector Index	1	September 2022	74,670	USD	(12,670)
	Euro FX Currency	46	September 2022	6,059,350	USD	(8,905)
	EURO STOXX 50 Dividend Index	(8)	December 2023	(93,897)	EUR	1,341
	EURO STOXX 50 Dividend Index	(47)	December 2024	(508,300)	EUR	29,552
	EURO STOXX 50 Dividend Index	(48)	December 2025	(498,491)	EUR	41,247
	Euro STOXX 50 Index	52	September 2022	1,875,126	EUR	(47,064)
	Euro STOXX 50 Volatility Index	5	July 2022	15,326	EUR	(576)
	Euro STOXX 50 Volatility Index	14	August 2022	42,840	EUR	(1,320)
	Euro-Bobl	15	September 2022	1,952,182	EUR	21,148
	Euro-BTP Italian Government Bond	(1)	September 2022	(129,024)	EUR	(1,487)
	Euro-Bund	44	September 2022	6,860,245	EUR	(26,745)
*	European Climate Exchange Emission Allowances	20	December 2022	1,889,671	EUR	217,824
	Euro-Schatz	(61)	September 2022	(6,977,118)	EUR	(40,299)
*	Feeder Cattle	(2)	February 2022	(173,600)	USD	(4,869)
	FTSE 100 Index	92	September 2022	7,974,924	GBP	(24,431)
	FTSE 250 Index	(134)	September 2022	(6,068,977)	GBP	139,955
	FTSE/MIB Index	1	September 2022	111,125	EUR	(3,196)
*	Gold 100 oz	16	August 2022	2,891,680	USD	(82,560)
	Hang Seng China Enterprises Index	(2)	July 2022	(96,715)	HKD	1,548
*	Hard Red Winter Wheat	1	September 2022	47,588	USD	(8,800)
	IBEX 35 Index	1	July 2022	84,251	EUR	300
	Japan 10 Year Bond	(39)	September 2022	(42,716,613)	JPY	8,231
	Japanese Yen	(22)	September 2022	(2,039,263)	USD	(5,611)
	Korea 3 Year Bond	(9)	September 2022	(717,213)	KRW	(3,543)
	Korea 10 Year Bond	9	September 2022	767,953	KRW	9,511
	Korea Stock Exchange KOSPI 200 Index	(3)	September 2022	(177,594)	KRW	24,576
*	Lean Hogs	3	August 2022	122,520	USD	(3,880)
*	Live Cattle	(1)	August 2022	(53,030)	USD	(130)
*	London Metal Exchange Copper	(2)	August 2022	(413,125)	USD	19,091
*	London Metal Exchange Lead	1	July 2022	47,838	USD	(5,415)
*	London Metal Exchange Lead	(1)	July 2022	(47,838)	USD	4,157

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

FUTURES CONTRACTS (Continued)

	Description	Number of Contracts Long (Short)	Expiration Date	Notional Amount		Unrealized Gain/(Loss)
*	London Metal Exchange Lead	(1)	August 2022	(47,838)	USD	$785
*	London Metal Exchange Primary Aluminum	3	July 2022	182,438	USD	(21,383)
*	London Metal Exchange Primary Aluminum	(3)	July 2022	(182,438)	USD	26,340
*	London Metal Exchange Primary Aluminum	2	August 2022	121,925	USD	(17,006)
*	London Metal Exchange Primary Aluminum	(2)	August 2022	(121,925)	USD	5,182
*	London Metal Exchange Zinc	1	July 2022	79,544	USD	(10,459)
*	London Metal Exchange Zinc	(1)	July 2022	(79,544)	USD	18,203
*	London Metal Exchange Zinc	1	August 2022	79,269	USD	(18,397)
	Long Gilt	(6)	September 2022	(832,487)	GBP	(24,290)
*	Low Sulphur Gas Oil	1	August 2022	112,400	USD	(10,550)
	Mexican Peso	14	September 2022	342,720	USD	(7,365)
*	Milling Wheat No. 2	2	December 2022	36,102	EUR	(4,297)
	MSCI Emerging Markets Index	(18)	September 2022	(902,430)	USD	(3,476)
	MSCI World Index	11	September 2022	856,680	USD	(13,800)
	NASDAQ 100 E-mini	(4)	September 2022	(922,360)	USD	33,330
*	Natural Gas	1	July 2022	54,240	USD	(38,540)
	New Zealand Dollar	(15)	September 2022	(936,300)	USD	1,408
	Nikkei 225 Mini	17	September 2022	1,647,627	JPY	(86,870)
	Nikkei 225 Mini	(27)	September 2022	(524,956)	JPY	30,800
*	NY Harbor ULSD	1	July 2022	160,881	USD	(15,901)
	OMX 30 Index	4	July 2022	73,140	SEK	(1,726)
*	Palladium	2	September 2022	383,220	USD	(23,880)
*	Platinum	7	October 2022	313,355	USD	(5,970)
*	RBOB Gasoline	1	July 2022	148,525	USD	(20,496)
*	Red Spring Wheat	1	September 2022	49,500	USD	(12,000)
*	Robusta Coffee	1	September 2022	20,330	USD	(1,090)
	S&P 500 Dividend Index	28	December 2023	446,250	USD	6,650
	S&P 500 Dividend Index	36	December 2024	551,250	USD	(16,650)
	S&P 500 Dividend Index	35	December 2025	531,125	USD	(20,125)
	S&P/Toronto Stock Exchange 60 Index	1	September 2022	177,517	CAD	(3,651)
	SGX MSCI Singapore Index	(8)	July 2022	(161,549)	SGD	6,670
*	SGX TSI Iron Ore	(3)	August 2022	(35,691)	USD	(91)
	Short-Term Euro-BTP	(6)	September 2022	(684,671)	EUR	(2,892)
*	Silver	(1)	September 2022	(101,760)	USD	9,628
*	Soybean	3	November 2022	218,700	USD	(13,038)
*	Soybean Meal	1	December 2022	40,670	USD	1,590
*	Soybean Oil	1	December 2022	38,676	USD	(7,962)
	STOXX 600 Banks Index	2	September 2022	36,343	EUR	(1,043)
*	Sugar No. 11	2	September 2022	41,440	USD	(2,867)
	Swedish Krona	(2)	September 2022	—	USD	(3,898)
	Swiss Franc	21	September 2022	2,767,669	USD	8,897
	TOPIX Index	14	September 2022	1,930,056	JPY	(75,824)
	U.S. 5 Year Treasury Note	(1)	September 2022	(112,250)	USD	(820)
	U.S. 10 Year Treasury Note	181	September 2022	21,454,156	USD	151,292
	U.S. Treasury Long Bond	(12)	September 2022	(1,663,500)	USD	(32,770)
*	UK Emission Allowances	(33)	December 2022	(3,414,126)	GBP	(134,009)
*	Wheat	2	September 2022	88,400	USD	(5,616)
*	White Sugar	4	July 2022	111,320	USD	1,830
						$(249,295)

* Position held in Subsidiary

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

INTEREST RATE SWAPS *

Rate paid [1]	Rate received [1]	Payment Frequency	Effective Date	Termination Date	Notional Amount		Value	Premium Paid (Received)	Unrealized Gain/(Loss)
BRL-CDI 13.15%	12.265%	At maturity	3/17/2022	1/2/2025	15,790,294	BRL	$(26,171)	$19,797	$(45,968)
6.080%	CLP-ICP 1.98%	6 Month	9/21/2022	9/21/2032	343,600,000	CLP	4,562	(1,871)	6,433
CNY-CNREPOFIX 2.63%	2.528%	3 Month	9/21/2022	9/21/2027	4,000,000	CNY	(3,185)	180	(3,365)
6.800%	CZK-PRIBOR-PRBO 7.35%	6 Month	9/21/2022	9/21/2024	118,841,400	CZK	(33,338)	7,643	(40,981)
EUR-EURIBOR 0.26%	1.855%	12 Month	9/21/2022	9/21/2024	6,581,900	EUR	40,408	8,646	31,762
GBP-SONIA 0.35%	2.914%	12 Month	9/21/2022	9/21/2024	11,678,600	GBP	48,131	(2,826)	50,957
3.067%	HKD-HIBOR-HKAB 1.75%	3 Month	9/21/2022	9/21/2025	5,330,000	HKD	2,869	(195)	3,064
HKD-HIBOR-HKAB 1.75%	3.231%	3 Month	9/21/2022	9/21/2032	3,300,000	HKD	(2,505)	(378)	(2,127)
7.980%	HUF-BUBOR 9.03%	6 Month	9/21/2022	9/21/2025	164,050,000	HUF	15,077	182	14,895
6.960%	HUF-BUBOR 9.03%	6 Month	9/21/2022	9/21/2032	89,800,000	HUF	13,792	289	13,503
2.803%	ILS-TELBOR01 1.15%	3 Month	9/21/2022	9/21/2032	1,500,000	ILS	8,411	—	8,411
7.490%	INR-FBIL-MIBOR 4.95%	6 Month	9/21/2022	9/21/2027	40,900,000	INR	(11,486)	(4,152)	(7,334)
0.952%	JPY-TONA-OIS (0.02%)	12 Month	9/21/2022	9/21/2062	59,500,000	JPY	17,012	11,015	5,997
8.920%	MXN-TIIE-Banxico 8.03%	28 Days	9/21/2022	9/8/2032	500,000	MXN	(1)	1	(2)
3.055%	NOK-NIBOR 2.31%	6 Month	9/21/2022	9/21/2027	39,234,800	NOK	44,008	(33,087)	77,095
2.959%	NOK-NIBOR 2.31%	6 Month	9/21/2022	9/21/2032	3,100,000	NOK	8,927	46	8,881
3.927%	NZD-BBR-FRA 2.00%	3 Month	9/21/2022	9/21/2025	2,600,000	NZD	11,344	2,162	9,182
NZD-BBR-FRA 2.00%	4.060%	3 Month	9/21/2022	9/21/2027	8,260,300	NZD	(8,609)	(6,500)	(2,109)
7.349%	PLN-WIBOR-WIBO 7.25%	6 Month	9/21/2022	9/21/2024	33,693,300	PLN	59,981	34,721	25,260
7.017%	PLN-WIBOR-WIBO 7.25%	6 Month	9/21/2022	9/21/2025	1,000,000	PLN	1,840	119	1,721
6.741%	PLN-WIBOR-WIBO 7.25%	6 Month	9/21/2022	9/21/2027	6,098,200	PLN	5,448	1,315	4,133
PLN-WIBOR-WIBO 7.25%	6.330%	6 Month	9/21/2022	9/21/2032	800,000	PLN	(3,420)	(50)	(3,370)
SEK-STIBOR 0.80%	3.086%	3 Month	9/21/2022	9/21/2027	30,606,400	SEK	39,371	10,680	28,691
2.658%	SGD-SOR-VWAP 0.52%	6 Month	9/21/2022	9/21/2025	2,900,000	SGD	3,960	210	3,750
2.842%	SGD-SOR-VWAP 0.52%	6 Month	9/21/2022	9/21/2032	300,000	SGD	(947)	74	(1,021)
2.700%	THB-THOR-OIS 0.83%	3 Month	9/21/2022	9/21/2027	76,333,500	THB	3,454	—	3,454
1.750%	TWD-TAIBOR 0.87%	3 Month	9/21/2022	9/21/2027	70,600,000	TWD	(38,180)	11,096	(49,276)
USD-LIBOR-BBA 2.29%	3.058%	3 Month	9/21/2022	9/21/2025	300,000	USD	(759)	8	(767)
ZAR-JIBAR-SAFEX 5.01%	8.681%	3 Month	9/21/2022	9/21/2032	6,700,000	ZAR	(14,391)	(45)	(14,346)
Total of Interest Rate Swaps							$185,603	$59,080	$126,523

*	Counterparty is J.P. Morgan Investment Bank
[1]	Floating rate definitions

BRL-CDI - Brazil Average One-Day Interbank Deposit

CLP-ICP - Chile Indice de Camara Promedio Interbank Overnight Index

CNY-CNREPOFIX - China Foreign Exchange Trade System 7 day Interbank Repo Fixing Rate

CZK-PRIBOR-PRBO - Czech koruna-denominated Prague Interbank Offered Rate Fixings

EUR-EURIBOR - Euro Interbank Offered Rate

GBP-SONIA - Sterling Overnight Index Average

HKD-HIBOR-HKAB - Hong Kong Inter-Bank Offered Rate

HUF-BUBOR-Reuters - Budapest Inter-Bank Offered Rate

ILS-TELBOR01 - Bank of Israel Tel Aviv Interbank Offered Rate

INR-FBIL-MIBOR - Financial Benchmarks India Overnight Mumbai Interbank Outright Rate

JPY-TONA-OIS - Tokyo Overnight Average Rate

MXN-TIIE-Banxico - Mexico 28 Day Interbank Equilibrium Interest Rate (TIIE)

NOK-NIBOR - Norway Interbank Offered Rate

NZD-BBR-FRA - New Zealand Official Cash Rate

PLN-WIBOR-WIBO - Offered rate for deposits in Polish Zloty

SEK-STIBOR - Swedbank Stockholm Interbank Offered Rate Offered Rate

SGD-SOR-VWAP - Singapore Dollar Swap Offer Rate Volume Weighted Average Price

THB-THOR-OIS - Thai Baht Thai Overnight Repurchase Rate

TWD-TAIBOR-Reuters - Taipei Interbank Offered Rate

USD-LIBOR-BBA - U.S. Dollar - London Inter-Bank Offered Rate

ZAR-JIBAR-SAFEX - Johannesburg Interbank Average Rate

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

INFLATION SWAPS *

Rate paid	Rate received [1]	Payment Frequency	Effective Date	Termination Date	Notional Amount		Value	Premium Paid (Received)	Unrealized Gain/(Loss)
3.489%	USA-CPI-U	At maturity	1/14/2022	1/14/2024	10,352,125	USD	$294,972	$26,447	$268,525
4.070%	USA-CPI-U	At maturity	5/13/2022	5/13/2024	6,934,560	USD	(17,331)	288	(17,619)
4.190%	USA-CPI-U	At maturity	6/22/2022	6/22/2024	1,360,600	USD	(15,011)	—	(15,011)
4.205%	USA-CPI-U	At maturity	6/22/2022	6/22/2024	1,133,800	USD	(12,843)	—	(12,843)
4.283%	USA-CPI-U	At maturity	6/22/2022	6/22/2024	7,551,200	USD	(97,164)	—	(97,164)
4.350%	USA-CPI-U	At maturity	4/5/2022	4/5/2024	5,748,200	USD	(300)	(667)	367
4.413%	USA-CPI-U	At maturity	4/14/2022	4/14/2024	2,373,600	USD	(6,639)	—	(6,639)
4.440%	USA-CPI-U	At maturity	5/6/2022	5/6/2024	6,826,900	USD	(52,494)	(8,340)	(44,154)
Total of Inflation Swaps							$93,190	$17,728	$75,462

CREDIT DEFAULT SWAPS *

Reference Entity	Buy/Sell Protection	Rate Paid/ (Received) by the Fund	Termination Date	Notional Amount		Value	Premium Paid (Received)	Unrealized Gain/(Loss)
Markit iTraxx Europe Index	Buy	1.00%	6/20/2027	1,500,000	EUR	$13,457	$(12,414)	$25,871
Markit CDX North America Investment Grade Index	Buy	1.00%	6/20/2027	900,000	USD	1,006	(7,537)	8,543
Markit iTraxx Europe Crossover Index	Buy	5.00%	6/20/2027	100,000	EUR	3,112	(6,729)	9,841
Markit CDX North America High Yield Index	Buy	5.00%	6/20/2027	100,000	USD	2,744	959	1,785
Markit CDX Emerging Markets Index	Buy	1.00%	6/20/2027	1,000,000	USD	100,347	94,170	6,177
Total of Credit Default Swaps - Buy Protection						$120,666	$68,449	$52,217

*	Counterparty is J.P. Morgan Investment Bank
[1]	Floating rate definitions

USA-CPI-U - U.S. Consumer Price Index for Urban Consumers

AUD - Australian Dollar	HKD - Hong Kong Dollar	PHP - Philippine Peso
BRL - Brazilian Real	HUF - Hungarian Forint	PLN - Polish Zloty
CAD - Canadian Dollar	IDR - Indonesian Rupiah	SEK - Swedish Krona
CHF - Swiss Franc	ILS - Israeli New Shekel	SGD - Singapore Dollar
CLP - Chilean Peso	INR - Indian Rupee	THB - Thai Baht
CNH/CNY - Chinese Yuan Renminbi	JPY - Japanese Yen	TWD - Taiwan Dollar
CZK - Czech Koruna	KRW - South-Korean Won	USD - US Dollar
EGP - Egyptian Pound	MXN - Mexican Peso	ZAR - South African Rand
EUR - Euro	NOK - Norwegian Kroner
GBP - British Pound	NZD - New Zealand Dollar

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

TOTAL RETURN SWAPS *

	Reference Entity	Counter-party [a]	Rate Paid/Received [b]	Payment Frequency	Termination Date	Notional Amount		Unrealized Gain/(Loss)
[1]	BBUXALC Index	JPM	N/A	monthly	07/18/2022	(304,092)	USD	$47,433
[2]	BCIIAEST Index	B	SOFR 1D + 0.34% (0.340%)	monthly	06/29/2023	394,114	USD	(4,446)
[3]	BCIICOPP Index	B	SOFR 1D - 0.38% (1.130%)	monthly	06/27/2023	(750,316)	USD	6,077
[4]	BCIIDISC Index	B	SOFR 1D - 0.37% (1.140%)	monthly	04/05/2023	(656,084)	USD	35,676
[5]	BCIIFMAT Index	B	SOFR 1D - 0.35% (1.160%)	monthly	03/21/2023	(251,571)	USD	4,690
[6]	BCIIINDU Index	B	SOFR 1D - 0.28% (1.230%)	monthly	03/21/2023	(759,129)	USD	3,060
[7]	BCIIMAKE Index	B	SOFR 1D - 0.56% (0.950%)	monthly	01/13/2023	(499,075)	USD	(10,044)
[8]	BCIIPRIV Index	B	SOFR 1D - 0.25% (-0.250%)	monthly	06/30/2023	(245,219)	USD	(111)
[9]	CGFCECO2 Index	CITI	SOFR 1D - 0.41% (0.340%)	monthly	03/03/2023	(901,768)	USD	81,931
[10]	CGFCINDU Index	CITI	SOFR 1D + 0.40% (0.350%)	monthly	03/08/2023	(125,233)	USD	7,264
[11]	CGFCMOBI Index	CITI	SOFR 1D - 2.00% (-0.518%)	monthly	01/10/2023	(206,731)	USD	10,955
[12]	CGFCREIT Index	CITI	EURIBOR 1M + 0.25% (-0.289%)	monthly	02/09/2023	166,150	EUR	(21,140)
[13]	CGFCTRAD Index	CITI	JPY TONA + 0.35% (0.313%)	monthly	03/02/2023	84,855,147	JPY	(71,676)
[14]	CGFCTRUK Index	CITI	SOFR 1D - 0.40% (0.350%)	monthly	02/28/2023	(791,162)	USD	26,000
[15]	CGNAECOM Index	CITI	USD OBFR 1D - 4.05% (-2.730%)	monthly	03/10/2023	(10,427)	USD	8
	Corteva Inc	JPM	USD OBFR + 0.30% (1.870%)	monthly	06/07/2023	277	USD	(7)
	Cosan SA	MS	BRL CDI + 1.50% (14.650%)	monthly	09/20/2023	570,166	BRL	(3,457)
	ECLAT Textile Company	MS	SOFR 1D + 0.75% (2.270%)	monthly	06/15/2023	30,710	USD	(4,257)
	Ecolab Inc.	JPM	USD OBFR + 0.30% (1.870%)	monthly	06/07/2023	149	USD	5
	Feng Tay Enterprises Co.	MS	SOFR 1D + 0.75% (2.270%)	monthly	06/15/2023	24,255	USD	(3,102)
	FMC Corp	JPM	USD OBFR + 0.30% (1.870%)	monthly	06/07/2023	109	USD	(1)
[16]	GSCBFACT Index	GS	SOFR 1D - 0.50% (1.010%)	monthly	02/27/2025	(691,523)	USD	5,292
	GSCBFACT Index	GS	USD LIBOR 1M - 0.500% (1.133%)	monthly	05/09/2024	(452,320)	USD	3,609
[17]	GSCBFLPM Index	GS	SOFR 1D - 0.30% (1.210%)	monthly	05/16/2025	(1,032,822)	USD	14,952
[18]	GSGLFMIN Index	GS	SOFR 1D + 0.51% (2.020%)	monthly	06/26/2025	604,934	USD	(10,188)
[19]	GSGLFPAY Index	GS	SOFR 1D + 0.51% (2.020%)	monthly	01/09/2025	889,532	USD	(6,390)
[20]	GSGLPHRE Index	GS	SOFR 1D - 0.35% (1.160%)	monthly	02/28/2025	(2,144,432)	USD	84,234
[21]	GSGLSMA3 Index	GS	USD LIBOR 1M - 1.120% (0.513%)	monthly	03/22/2023	(220,868)	USD	7,084
	GSGLSMA3 Index	GS	SOFR 1D - 1.12% (0.390%)	monthly	06/05/2025	(42,920)	USD	1,525
[22]	GSMBDRIL Index	GS	SOFR 1D + 0.50% (2.010%)	monthly	06/26/2025	185,209	USD	(18,392)
[23]	GSMBEDIS Index	GS	EUR ESTRON - 0.40% (-0.978%)	monthly	04/03/2025	(842,643)	EUR	28,107
	IDEXX Laboratories Inc.	JPM	USD OBFR + 0.30% (1.870%)	monthly	06/07/2023	664	USD	36
[24]	JPFCITSV Index	JPM	USD OBFR - 0.30% (1.270%)	monthly	08/10/2022	(631,210)	USD	8,576
[25]	JPFCUOIL Index	JPM	USD OBFR + 0.45% (2.020%)	monthly	04/12/2023	576,236	USD	(41,153)
[26]	JPFUAIR Index	JPM	USD OBFR - 1.05% (0.520%)	monthly	09/07/2022	(825,902)	USD	11,493
[27]	JPFUCSOE Index	JPM	HKD HIBOR - 0.45% (0.421%)	monthly	07/31/2023	(5,769,576)	HKD	(8,185)
[28]	JPFUHRDW Index	JPM	USD OBFR - 1.20% (-1.130%)	monthly	07/26/2023	(253,415)	USD	10
[29]	JPFUMEDA Index	JPM	USD OBFR + 0.40% (1.970%)	monthly	07/27/2022	508,561	USD	(11,393)
[30]	JPFUOMED Index	JPM	USD OBFR - 0.50% (1.070%)	monthly	07/27/2022	(806,239)	USD	20,437
[31]	JPFUREGU Index	JPM	USD OBFR - 0.35% (1.220%)	monthly	10/04/2022	(340,420)	USD	(1,791)
[32]	JPFURU1 Index	JPM	USD OBFR + 0.30% (1.870%)	monthly	03/30/2023	1	USD	92,097
[33]	JPFUSHP2 Index	JPM	USD OBFR - 1.20% (0.370%)	monthly	06/21/2023	(663,944)	USD	33,032
[34]	JPFUSTEE Index	JPM	USD OBFR + 0.30% (1.870%)	monthly	11/23/2022	298,424	USD	(13,442)
[35]	JPFUTRVL Index	JPM	USD OBFR + 0.35% (1.920%)	monthly	03/20/2023	246,937	USD	(6,154)
[36]	JPTAOBRL Index	JPM	BRL CDI - 2.232% (10.918%)	monthly	09/27/2022	(727,532)	BRL	2,757
	Makalot Industrial	MS	SOFR 1D + 0.75% (2.270%)	monthly	06/15/2023	30,160	USD	(4,165)
	Mosaic Co./The	JPM	USD OBFR - 0.20% (1.370%)	monthly	06/07/2023	(309)	USD	27
[37]	MSFDRUS Index	MS	N/A	monthly	07/03/2023	37,868,650	USD	—
	Nutrien Ltd.	JPM	USD OBFR - 0.20% (1.370%)	monthly	06/07/2023	(345)	USD	25
	Pet Center Comercio e Participacoes SA	MS	BRL CDI + 1.50% (14.650%)	monthly	09/20/2023	352,023	BRL	(4,328)
	Raízen	MS	BRL CDI + 1.50% (14.650%)	monthly	09/20/2023	143,394	BRL	(2,973)
[38]	S5CONS	JPM	USD OBFR - 0.35% (1.220%)	monthly	07/25/2023	(259,488)	USD	(7,053)
[39]	S5UTIL	JPM	USD OBFR - 0.35% (1.220%)	monthly	07/26/2023	(253,502)	USD	(5,249)
	Sao Martinho SA	MS	BRL CDI + 1.50% (14.650%)	monthly	09/20/2023	185,953	BRL	(6,694)
	SLC Agrícola	MS	BRL CDI + 1.50% (14.650%)	monthly	09/20/2023	36,088	BRL	(1,157)
	Sociedad Química y Minera de Chile SA	JPM	USD OBFR - 0.20% (1.370%)	monthly	06/07/2023	(94)	USD	10
[40]	SX86P	JPM	EUR ESTRON + 0.35% (-0.228%)	monthly	09/28/2022	22,235	EUR	(1,049)
	Zoetie Inc.	JPM	USD OBFR + 0.30% (1.870%)	monthly	06/07/2023	324	USD	19
Total of Total Return Swaps								$268,424

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

a Counterparty abbreviations

B - Barclays

CITI - Citigroup Global Markets

GS - Goldman Sachs

JPM - J.P. Morgan Investment Bank

MS - Morgan Stanley

b Floating rate definitions

BRL CDI - Brazil Average One-Day Interbank Deposit

ESTRON - Euro Short-term Rate Overnight

EURIBOR - Euro Interbank Offered Rate. The Euribor rates are based on the interest rates at which a panel of European banks borrow funds from one another.

HIBOR - Hong Kong Inter-Bank Offered Rate

LIBOR - London Interbank Offered Rate

OBFR - Overnight Bank Funding Rate

SOFR - Secured Overnight Financing Rate

TONA - Tokyo Overnight Average Rage

* No Upfront premiums paid on the Total Return Swaps.

1 BBUXALC Index - Bloomberg Commodity ex-Agriculture and Livestock Capped Index

2 BCIIAEST is a custom basket of cosmetics company stocks.

3 BCIICOPP is a custom basket of copper mining company stocks.

4 BCIIDISC is a custom basket of American company stocks.

5 BCIIFMAT is a custom basket of materials company stocks.

6 BCIIINDU is a custom basket of multinational industrial company stocks.

7 BCIIMAKE is a custom basket of cosmetics company stocks.

8 BCIIPRIV is a custom basket of investment company stocks.

9 CGFCECO2 is a custom basket of e-commence company stocks.

10 CGFCINDU is a custom basket of industrial company stocks.

11 CGFCMOBI is a custom basket of electric vehicle technology company stocks.

12 CGFCREIT is a custom basket of real estate investment trust stocks.

13 CGFCTRAD is a custom basket of Japanese trading company stocks.

14 CGFCTRUK is a custom basket of transportation and logistics company stocks.

15 CGNAECOM - Ozon Holdings PLC

16 GSCBFACT is a custom basket of investment management company stocks.

17 GSCBFLPM is a custom basket of financial services company stocks.

18 GSGLFMIN is a custom basket of mining company stocks.

19 GSGLFPAY is a custom basket of financial services company stocks.

20 GSGLPHRE is a custom basket of retail company stocks. The components of the basket as of June 30, 2022 are shown on the following pages.

21 GSGLSMA3 is a custom basket of smartphone company stocks.

22 GSMBDRIL is a custom basket of drilling company stocks.

23 GSMBEDIS is a custom basket of European company stocks.

24 JPFCITSV is a custom basket of information technology company stocks.

25 JPFCUOIL is a custom basket of U.S. oil company stocks

26 JPFUAIR is a custom basket of airline company stocks.

27 JPFUCSOE is a custom basket of Chinese company stocks.

28 JPFUHRDW is a custom basket of hardware company stocks.

29 JPFUMEDA is a custom basket of media company stocks.

30 JPFUOMED is a custom basket of media company stocks.

31 JPFUREGU is a custom basket of U.S. real estate company stocks.

32 JPFURU1 is a custom basket of Russian company stocks.

33 JPFUSHP2 is a custom basket of containership company stocks.

34 JPFUSTEE is a custom basket of steel company stocks.

35 JPFUTRVL is a custom basket of travel company stocks.

36 JPTAOBRL is a custom basket of Brazilian stocks.

37 MSFDRUS - The components of the basket as of June 30, 2022 are shown on the following pages.

38 S5CONS - S&P 500 Consumer Staples Index

39 S5UTIL - S&P 500 Utilities Index

40 SX86P - STOXX Europe 600 Real Estate Index.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

GSGLPHRE Index

Name	Quantity	Value	Weight
Fast Retailing Co Ltd	1,526	$799,499	6.590%
Industria de Diseno Textil SA	31,438	711,499	5.860%
H & M Hennes & Mauritz AB	54,836	655,570	5.410%
Ollie’s Bargain Outlet Holdings Inc	9,448	555,070	4.580%
Associated British Foods PLC	28,386	545,463	4.500%
Shimamura Co Ltd	5,924	520,047	4.290%
Kingfisher PLC	143,652	427,350	3.520%
Next PLC	5,561	396,831	3.270%
Ryohin Keikaku Co Ltd	37,011	377,286	3.110%
PVH Corp	5,925	337,132	2.780%
ABC-Mart Inc	6,797	300,597	2.480%
Burlington Stores Inc	2,045	278,590	2.300%
VF Corp	6,217	274,605	2.260%
Zalando SE	9,693	253,612	2.090%
Designer Brands Inc	17,111	223,470	1.840%
Inchcape PLC	25,814	218,629	1.800%
Foot Locker Inc	8,378	211,544	1.740%
boohoo Group PLC	301,031	201,330	1.660%
Kontoor Brands Inc	5,693	189,975	1.570%
Marks & Spencer Group PLC	114,452	188,846	1.560%
Salvatore Ferragamo SpA	11,920	183,679	1.510%
Dillard’s Inc	829	182,853	1.510%
ASOS PLC	17,830	182,057	1.500%
G-III Apparel Group Ltd	8,609	174,160	1.440%
WH Smith PLC	10,100	172,926	1.430%
Nordstrom Inc	7,700	162,701	1.340%
Macy’s Inc	8,830	161,766	1.330%
Chico’s FAS Inc	31,793	158,011	1.300%
Aritzia Inc	5,806	157,193	1.300%
Kohl’s Corp	4,003	142,867	1.180%
Wolverine World Wide Inc	6,739	135,858	1.120%
OVS SpA	81,208	132,458	1.090%
Levi Strauss & Co	8,036	131,148	1.080%
Buckle Inc/The	4,623	128,011	1.060%
Urban Outfitters Inc	6,736	125,694	1.040%
Children’s Place Inc/The	3,178	123,688	1.020%
Guess? Inc	7,132	121,601	1.000%
Victoria’s Secret & Co	4,286	119,879	0.990%
Abercrombie & Fitch Co	6,543	110,708	0.910%
Hanesbrands Inc	10,461	107,644	0.890%
American Eagle Outfitters Inc	9,596	107,283	0.880%
Ralph Lauren Corp	1,106	99,153	0.820%
United Arrows Ltd	6,409	98,778	0.810%
Tapestry Inc	3,061	93,422	0.770%
Gap Inc/The	11,210	92,370	0.760%
Capri Holdings Ltd	2,140	87,761	0.720%
Carter’s Inc	1,098	77,387	0.640%
Oxford Industries Inc	832	73,832	0.610%
ThredUp Inc	28,519	71,297	0.590%
Frasers Group PLC	8,776	71,122	0.590%
Other Underlying Index Components *		674,163	5.560%
		$12,128,415	100.00%

* Largest 50 underlying components by market value at June 30, 2022 are listed.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2022

MSFDRUS Index

Name	Quantity	Value	Weight
USD Cash	30,654,310	$30,654,310	81.00%
EUR Cash	(1,991,988)	(2,082,580)	(5.50%)
NOK Cash	(16,661,513)	(1,686,422)	(4.46%)
CNY Cash	(6,208,071)	(927,367)	(2.45%)
HKD Cash	(6,438,295)	(820,479)	(2.17%)
CAD Cash	(756,989)	(586,813)	(1.55%)
GBP Cash	(331,128)	(402,148)	(1.06%)
Mowi ASA	15,899	360,631	0.95%
Cdn Pac Rlway	4,439	310,020	0.82%
Salmar ASA	4,110	288,080	0.76%
Union Pacific Cp	1,336	284,942	0.75%
AUD Cash	(354,657)	(243,885)	(0.64%)
Republic Services	1,728	226,143	0.60%
SEK Cash	(2,094,879)	(204,430)	(0.54%)
Shell Plc-New	7,198	187,005	0.49%
CSX Corp	6,406	186,158	0.49%
Cdn Natl Rr	1,599	179,840	0.48%
Waste Management	1,161	177,610	0.47%
Norfolk Southern	768	174,559	0.46%
Nextera Energy Inc	2,250	174,285	0.46%
Bakkafrost	2,616	166,813	0.44%
Var Energi ASA	42,497	166,292	0.44%
Waste Connections Inc	1,339	165,662	0.44%
Totalenergies Se	3,132	164,933	0.44%
Darling Ingredients Inc	2,756	164,809	0.44%
American Homes 4 Rent	4,618	163,662	0.43%
Invitation Homes	4,581	162,992	0.43%
Zoetis Inc	934	160,545	0.42%
Raytheon Technologies Corp	1,532	147,241	0.39%
ZAR Cash	(2,290,211)	(139,796)	(0.37%)
Bp Plc	29,004	137,376	0.36%
Cheniere Energy	1,019	135,558	0.36%
DKK Cash	(961,685)	(135,193)	(0.36%)
Iberdrola	12,913	133,923	0.35%
Equinor ASA	3,600	124,818	0.33%
Veolia Environnement Ords	4,953	120,602	0.32%
IDEXX Labs	342	119,950	0.32%
BAE Systems Plc	11,578	116,427	0.31%
Mid Am Apt Comm	665	116,156	0.31%
Gfl Environmental Inc-Sub Vt	4,437	114,475	0.30%
Nb: China Pet Foods	30,022	114,001	0.30%
Clean Harbors	1,222	107,133	0.28%
Thales	838	102,549	0.27%
Pinduoduo Inc-Adr	1,655	102,279	0.27%
Palo Alto Network Inc	205	101,258	0.27%
Microsoft Corporation	388	99,650	0.26%
Leonardo Spa	9,441	95,545	0.25%
Veeva Sys Inc	479	94,861	0.25%
Solaria Energia Y Medio Ambiente S.A.	4,440	93,999	0.25%
Ferrovial S.A.	3,705	93,700	0.25%
Other Underlying Index Components *		8,284,027	21.89%
		$37,845,706	100.00%

* Largest 50 underlying components by market value at June 30, 2022 are listed.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Statement of Assets and Liabilities

June 30, 2022

Assets
Investments, at value (cost $102,779,442)	$101,087,160
Cash	10,237,714
Cash collateral for derivative instruments	22,175,084
Deposits with brokers for derivative instruments	22,769,514
Foreign currency, at value (cost $1,397,553)	1,414,631
Premiums paid for swaps	230,048
Unrealized appreciation on swaps	1,154,719
Unrealized appreciation on forward currency contracts	306,818
Receivables:
Investment securities sold	1,351,698
Dividend and tax reclaim receivable	9,849
Receivable from Fund Administrator (Note 8)	63,642
Fund shares sold	1,421,086
Prepaid expenses	51,341
Total Assets	162,273,304

Liabilities
Written options, at value (premiums received $2,112,843)	1,459,644
Premiums received from swaps	84,791
Unrealized depreciation on swaps	632,093
Unrealized depreciation on forward currency contracts	578,542
Payables:
Investment securities purchased	337,044
Fund shared redeemed	896
Due to Investment Adviser	72,509
Accrued Distribution fees	639
Other accrued expenses	125,268
Total Liabilities	3,291,426

Net Assets	$158,981,878

COMPONENTS OF NET ASSETS
Paid-in capital	$161,428,040
Total accumulated losses	(2,446,162)

Net Assets	$158,981,878

Institutional Class:
Net assets applicable to shares outstanding	$73,477,633
Shares outstanding (unlimited shares authorized with no par value)	8,012,839
Net Asset Value, Redemption Price and Offering Price Per Share	$9.17

Super Institutional Class:
Net assets applicable to shares outstanding	$85,504,245
Shares outstanding (unlimited shares authorized with no par value)	9,297,572
Net Asset Value, Redemption Price and Offering Price Per Share	$9.20

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Statement of Operations

For the Year Ended June 30, 2022

Investment Income
Dividend income (Net of foreign tax of $10,068)	$107,856
Interest	209,145
Total Investment Income	317,001

Expenses
Management fees	1,032,314
Administration fees	200,505
Transfer agent fees	69,535
Audit fees	54,605
Legal fees	52,925
Custody fees	48,376
Registration fees	23,258
Interest expense	36,111
Shareholder servicing fees	14,881
Trustees fees	14,722
Compliance fees	12,637
Reports to shareholders	7,555
Miscellaneous expenses	7,214
Insurance expense	4,041
Total expenses	1,578,679
Less: Expense waived by the Adviser (Note 3)	(323,321)

Net expenses	1,255,358

Net Investment Loss	(938,357)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,732,663)
Written options	6,869,774
Forward currency contracts	(634,510)
Futures contracts	(2,051,876)
Foreign currency	(789,710)
Swap contracts	2,211,057
Net realized gain	3,872,072
Net change in unrealized appreciation (depreciation) on:
Investments	(2,914,502)
Written options	657,258
Forward currency contracts	(302,839)
Futures contracts	(1,800,388)
Foreign currency	23,266
Swap contracts	320,446
Net change in unrealized appreciation (depreciation)	(4,016,759)

Net realized and unrealized loss on investments, written options, forward currency, futures contracts, foreign currency, and swap contracts	(144,687)

Net decrease in Net Assets from Operations	$(1,083,044)

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Statements of Changes in Net Assets

	For the Year	For the Year
	ended	ended
Operations	June 30, 2022	June 30, 2021
Net investment loss	$(938,357)	$(1,247,139)
Net realized gain on investments, written options, forward currency, futures contracts, foreign currency, and swap contracts	3,872,072	11,590,556
Net change in unrealized appreciation (depreciation) on investments, written options, forward currency, futures contracts, foreign currency, and swap contracts	(4,016,759)	1,243,233
Net increase (decrease) in net assets resulting from operation	(1,083,044)	11,586,650

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders - Institutional Class	(395,320)	(103,953)
Net dividends and distributions to shareholders - Super Institutional Class	(7,118,173)	(9,031,859)
Net decrease in net assets resulting from distributions paid	(7,513,493)	(9,135,812)

CAPITAL TRANSACTIONS
Proceeds from shares sold
Institutional Class	86,557,492	570,655
Super Institutional Class	3,823,887	6,414,893
Proceeds from reinvestment of distributions
Institutional Class	349,089	95,877
Super Institutional Class	7,054,812	7,100,516
Cost of units redeemed
Institutional Class	(14,413,870)	(60,877)
Super Institutional Class	(25,793,464)	(75,190,839)
Net increase (decrease) in net assets from capital transaction	57,577,946	(61,069,775)

Total increase (decrease) in net assets	48,981,409	(58,618,937)

Net Assets
Beginning of year	110,000,469	168,619,406
End of year	$158,981,878	$110,000,469

CAPITAL SHARE TRANSACTIONS
Institutional Class
Shares sold	9,325,312	57,262
Shares reinvested	39,136	10,265
Shares redeemed	(1,550,309)	(6,135)
Net increase in shares outstanding	7,814,139	61,392

Super Institutional Class
Shares sold	405,373	656,891
Shares reinvested	789,129	758,602
Shares redeemed	(2,661,256)	(7,754,550)
Net decrease in shares outstanding	(1,466,754)	(6,339,057)

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Financial Highlights

Institutional Class

For a capital share outstanding throughout the years presented

	For the Year	For the Year		For the Year	For the Year	For the Year
	ended	ended		ended	ended	ended
	June 30, 2022	June 30, 2021		June 30, 2020	June 30, 2019	June 30, 2018
Net asset value, beginning of year	$10.01	$9.76		$8.99	$9.69	$9.73

Income (loss) from investment operations:
Net investment loss (1)	(0.06)	(0.10)		(0.00)^	(0.03)	(0.08)
Net realized and unrealized gain on investments	0.03	1.08		0.77	0.10	0.36
Total from investment operations	(0.03)	0.98		0.77	0.07	0.28

Less distributions:
From net investment income	(0.81)	(0.41)		—	(0.77)	(0.12)
From net realized gain on investments	—	(0.32)		—	—	(0.20)
Total distributions	(0.81)	(0.73)		—	(0.77)	(0.32)

Net asset value, end of year	$9.17	$10.01		$9.76	$8.99	$9.69

Total return	-0.09%	10.58%		8.57%	1.09%	2.96%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$73,478	$1,990		$1,340	$2,743	$1,438
Ratio of expenses to average net assets
Before fees waived by the Adviser (2)	1.41%	1.32%		1.19%	1.24%	1.19%
After fees waived by the Adviser (2)	1.13%	1.11%		1.09%	1.13%	1.06%
Ratio of net investment loss to average net assets
Before fees waived by the Adviser (3)	-0.93%	-1.19%		-0.11%	-0.46%	-0.97%
After fees waived by the Adviser (3)	-0.65%	-0.98%		-0.01%	-0.35%	-0.84%
Portfolio turnover rate (4)	129%	140	%(5)	88%	81%	11%

^	Amount represents less than $0.01 per share.

(1)	Computed using the average shares method.

(2)	The ratios of expenses to average net assets include interest and brokerage expenses. For the periods ended June 30, 2018, June 30, 2019, June 30, 2020, June 30, 2021 and June 30, 2022, excluding interest and brokerage expenses, the ratios of expenses to average net assets, before fees waived by the Adviser, were 1.18%, 1.23%, 1.18%, 1.26% and 1.41%, respectively. Excluding interest and brokerage expenses, the ratios of expenses to average net assets, after fees waived by the Adviser, were 1.05%, 1.12%, 1.08%, 1.05% and 1.13%, respectively.

(3)	The ratios of net investment loss to average net assets include interest and brokerage expenses. For the periods ended June 30, 2018, June 30, 2019, June 30, 2020, June 30, 2021 and June 30, 2022, excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived by the Adviser, were -0.96%, -0.45%, -0.10%, -1.14% and -0.92%, respectively. Excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived by the Adviser, were -0.83%, -0.34%, 0.00%, -0.93% and -0.64%, respectively.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The ratio is calculated including cash and long-term derivative positions, as they represent a significant percentage of the Fund’s holdings.

(5)	The portfolio turnover ratio for the year ended June 30, 2021 has been restated to reflect the inclusion of cash equivalents transactions deemed long-term investments.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Financial Highlights

Super Institutional Class

For a capital share outstanding throughout the years presented

	For the Year ended June 30, 2022	For the Year ended June 30, 2021		For the Year ended June 30, 2020	For the Year ended June 30, 2019	For the Year ended June 30, 2018
Net asset value, beginning of year	$10.03	$9.78		$9.00	$9.69	$9.73

Income (loss) from investment operations:
Net investment income (loss) (1)	(0.08)	(0.10)		0.02	(0.02)	(0.08)
Net realized and unrealized gain on investments	0.06	1.08		0.76	0.10	0.36
Total from investment operations	(0.02)	0.98		0.78	0.08	0.28

Less distributions:
From net investment income	(0.81)	(0.41)		(0.00)^	(0.77)	(0.12)
From net realized gain on investments	—	(0.32)		—	—	(0.20)
Total distributions	(0.81)	(0.73)		(0.00)	(0.77)	(0.32)

Net asset value, end of year	$9.20	$10.03		$9.78	$9.00	$9.69

Total return	0.02%	10.60%		8.69%	1.21%	2.96%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$85,504	$108,011		$167,280	$183,278	$178,578
Ratio of expenses to average net assets
Before fees waived by the Adviser (2)	1.37%	1.29%		1.16%	1.17%	1.19%
After fees waived by the Adviser (2)	1.08%	1.10%		1.06%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets
Before fees waived by the Adviser (3)	-1.14%	-1.16%		0.07%	-0.35%	-0.97%
After fees waived by the Adviser (3)	-0.85%	-0.97%		0.17%	-0.24%	-0.84%
Portfolio turnover rate (4)	129%	140	%(5)	88%	81%	11%

^	Amount represents less than $0.01 per share.

(1)	Computed using the average shares method.

(2)	The ratios of expenses to average net assets include interest and brokerage expenses. For the periods ended June 30, 2018, June 30, 2019, June 30, 2020, June 30, 2021 and June 30, 2022, excluding interest and brokerage expenses, the ratios of expenses to average net assets, before fees waived by the Adviser, were 1.18%, 1.16%, 1.15%, 1.24% and 1.33%, respectively. Excluding interest and brokerage expenses, the ratios of expenses to average net assets, after fees waived by the Adviser, were 1.05%, 1.05%, 1.05%, 1.05% and 1.04%, respectively.

(3)	The ratios of net investment income (loss) to average net assets include interest and brokerage expenses. For the periods ended June 30, 2018, June 30, 2019, June 30, 2020, June 30, 2021 and June 30, 2022, excluding interest and brokerage expenses, the ratios of net investment income (loss) to average net assets, before fees waived by the Adviser, were -0.96%, -0.34%, 0.08%, -1.12% and -1.11%, respectively. Excluding interest and brokerage expenses, the ratios of net investment income (loss) to average net assets, after fees waived by the Adviser, were -0.83%, -0.23%, 0.18%, -0.93% and -0.82%, respectively.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The ratio is calculated including cash and long-term derivative positions, as they represent a significant percentage of the Fund’s holdings.

(5)	The portfolio turnover ratio for the year ended June 30, 2021 has been restated to reflect the inclusion of cash equivalents transactions deemed long-term investments.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements

June 30, 2022

Note 1 – Organization

Fulcrum Diversified Absolute Return Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Fulcrum Asset Management LLP (the “Adviser”) serves as the investment manager to the Fund.

The investment objective of the Fund is to achieve long-term absolute returns. The inception date of the Fund was July 31, 2015. The Fund currently offers two classes of shares, Institutional Class and Super Institutional Class. Each class of shares represents an equal interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. Income, expenses (other than class specific), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

In order to achieve its investment objective, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Cayman Islands subsidiary, the Fulcrum Diversified Absolute Return Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary acts as an investment vehicle that enables the Fund to gain exposure to certain investments consistent with its investment objectives and policies specified in the Prospectus and Statement of Additional Information. At June 30, 2022 the Fund’s investment in the Subsidiary represented 7.32% of the Fund’s net assets. The results from operations of the Subsidiary were as follows:

Net investment loss	$(28,483)
Net realized gain	1,713,810
Net change in unrealized appreciation (depreciation)	(2,267,841)
Net decrease in net assets resulting from Operations	$(582,514)

The consolidated financial statements of the Fund include the financial statements of the Subsidiary.

All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the Subsidiary, the Fund may be considered to be indirectly investing in said investments. As such, references to the Fund may also include its Subsidiary. When viewed on a consolidated basis, the Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund. The Fund and its Subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

At June 30, 2022, the investment held in the Subsidiary was $11,634,673; there was $(776,565) of unrealized depreciation in the Subsidiary. The Subsidiary holds cash and cash equivalents as collateral on open contracts. There were 316 futures contracts and 1,006 options contracts as detailed in the Consolidated Schedule of Investments.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

(a) Securities Valuation

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1	- Quoted prices in active markets for identical securities. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2	- Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3	- Significant unobservable inputs, including the Fund’s own assumptions in determining fair value of investments

Equity Securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Debt securities, including corporate, convertible, U.S. government agencies, U.S. treasury obligations, and sovereign issues, are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risk/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

Derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Exchange traded derivatives are normally valued at the daily settlement price or composite mean depending on the product type. When these valuations are used, the positions are classified as Level 1 in the fair value hierarchy. Over-the-counter derivatives are valued by an independent pricing service using a series of techniques, including simulation pricing models. The pricing models use various inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, implied volatility and exchange rates. When prices are determined by the pricing agent, positions are classified as Level 2 of the fair value hierarchy.

Dispersion warrants are valued using prices provided by the respective counterparty and are reviewed by the Adviser. These valuations are classified a Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s consolidated investments in each category investment type as of June 30, 2022:

Description	Quoted Prices Level 1	Other Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments
Common Stocks *	$7,756,003	$—	$—	$7,756,003
Preferred Stocks *	1,133	—	—	1,133
Purchased Options	806,589	2,589,383	—	3,395,972
Short-Term Investments	—	89,934,052	—	89,934,052
Total Investments	$8,563,725	$92,523,435	$—	$101,087,160

Description	Quoted Prices Level 1	Other Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

Other Financial Instruments
Written Options	$(1,246,739)	$(212,905)	$—	$(1,459,644)
Forward Currency Contracts **	—	(271,724)	—	(271,724)
Futures Contracts **	(249,295)	—	—	(249,295)
Interest Rate Swaps **	—	126,523	—	126,523
Inflation Swaps **	—	75,462	—	75,462
Credit Default Swaps **	—	52,217	—	52,217
Total Return Swaps **	—	268,424	—	268,424
Total Other Financial Instruments	$(1,496,034)	$37,997	$—	$(1,458,037)

*    See Schedule of Investments for breakout by industry.

**  Forward Currency Contracts, Total Return Swaps, Interest Rate Swaps, Inflation Swaps, Credit Default Swaps and Futures Contracts are valued at the unrealized appreciation (depreciation) of the instrument.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

(b) Derivatives

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, commodities, or currency exchange rates and related indexes. The Fund may also use these derivatives to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. Additionally, the Fund may use derivatives to manage cash. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

Specific types of derivative instruments used by the Fund for the year ended June 30, 2022, include purchased options and warrants; written options; forward currency and futures contracts; and interest rate, inflation, credit default and total return swaps. All open derivative positions are listed on the Consolidated Schedule of Investments.

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked- to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing price of the underlying security is lower than the premium received. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of said underlying security. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase call and put options. The Fund pays a premium which is included in the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing price of the transaction is higher than the premium paid.

Dispersion Warrants – The Fund makes investments in dispersion warrants. The final payout is calculated based on the volatility of a basket of underlying stocks compared to an established strike value for each constituent relative to the actual volatility of the overall index compared to an index strike value. The Fund pays a premium for each warrant. The Fund will recognize a gain if the dispersion calculation results in a payment greater than the premium paid. Otherwise, the Fund will recognize a realized loss at maturity. The amount of loss is limited to the amount of premium paid.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

Forward and Futures Contracts – A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date, at a price set at the time of the contract. A futures contract is a standardized forward contract to buy or sell a financial instrument or commodity at a predetermined price in the future. The primary risks associated with the use of these contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired, (c) losses caused by unanticipated market movements, which are potentially unlimited, (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, (e) the possibility that the counterparty will default in the performance of its obligations, and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, thus the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Swap Contracts – The Fund invests in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or portfolio of assets (such as a single security, combination or “basket” of securities, or an index). The value of the Fund’s swap positions increases or decreases depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures.

The Fund enters into interest rate swaps. The two parties to the swap exchange the right to receive floating interest payments versus fixed interest payments. The value of an interest rate swap will change based on the spread between the rates.

The Fund invests in inflation swaps. The two parties exchange the return based on an inflation index for a fixed coupon payment. The value of the Fund’s position changes based on the change in the underlying inflation index value.

The Fund enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. For credit default index swaps, the settlement payment for a constituent’s credit event is scaled down to the weighting in the index.

As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

Changes in the value of swaps are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Consolidated Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.

Derivative Investment Holdings Categorized by Risk Exposure — The following table sets forth the fair value and the location in the Consolidated Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of June 30, 2022:

Consolidated Statement of Assets and Liabilities Location

		Assets
Risk Exposure Category	Investments (1)	Unrealized Appreciation on Forward Currency Contracts	Unrealized Appreciation on Swaps	Unrealized Appreciation on Futures (2)
Interest rate	$—	$—	$566,082	$218,926
Credit	—	—	52,216	—
Currency	1,383,075	306,818	—	10,305
Equity	1,651,122	—	536,421	474,187
Commodity	353,095	—	—	731,051
Volatility	8,680	—	—	—
Total	$3,395,972	$306,818	$1,154,719	$1,434,469

		Liabilities
Risk Exposure Category	Written Options	Unrealized Depreciation on Forward Currency Contracts	Unrealized Depreciation on Swaps	Unrealized Depreciation on Futures (2)
Interest rate	$—	$—	$(364,096)	$(132,846)
Credit	—	—	—	—
Currency	—	(578,542)	—	(35,950)
Equity	(102,329)	—	(267,997)	(315,093)
Commodity	(1,228,770)	—	—	(1,196,242)
Volatility	(128,545)	—	—	(3,633)
Total	$(1,459,644)	$(578,542)	$(632,093)	$(1,683,764)

(1) Includes purchased options and warrants.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

(2) Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Schedule of Investments. The variation margin is captured in the deposits with brokers for derivative instruments in the Fund’s Consolidated Statement of Assets and Liabilities.

The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Consolidated Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended June 30, 2022:

Amount of Realized Gain / (Loss) on Derivatives
Risk Exposure Category	Investments (1)	Written Options	Forward Currency Contracts	Futures Contracts	Swap Contracts	Total
Interest rate (2)	$(673,545)	$1,705,917	$—	$(860,107)	$1,563,956	$1,736,221
Commodity	(885,254)	1,379,567	—	1,397,648	332,444	2,224,405
Credit	—	—	—	—	173,554	173,554
Currency	217,853	548,340	(634,510)	380,877	—	512,560
Equity	(435,796)	1,293,869	—	(1,887,432)	141,103	(888,256)
Volatility	(38,641)	1,942,081	—	(1,082,862)	—	820,578
Total	$(1,815,383)	$6,869,774	$(634,510)	$(2,051,876)	$2,211,057	$4,579,062

Change in Unrealized Gain / (Loss) on Derivatives
Risk Exposure Category	Investments (1)	Written Options	Forward Currency Contracts	Futures Contracts	Swap Contracts	Total
Interest rate (2)	$72,721	$(3,394)	$—	$778,890	$234,107	$1,082,324
Credit	—	—	—	—	50,239	50,239
Currency	(984,808)	(9,798)	(302,839)	112,758	—	(1,184,687)
Equity	560,232	194,584	—	(1,462,178)	27,464	(679,898)
Commodity	(1,236,238)	299,933	—	(1,220,732)	8,636	(2,148,401)
Volatility	(112,845)	175,933	—	(9,126)	—	53,962
Total	$(1,700,938)	$657,258	$(302,839)	$(1,800,388)	$320,446	$(2,826,461)

(1) Includes purchased options and warrants.

(2) Includes inflation risk

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

The average monthly volume of derivative instruments held by the Fund during the year ended June 30, 2022 is set forth below:

Derivative Type	Unit of Measure	Average Quantity
Credit default swaps	Notional Amount	$4,790,697
Interest rate swaps *	Notional Amount	$64,361,920
Total return swaps – Long	Notional Amount	$11,811,909
Total return swaps – Short	Notional Amount	$(46,450,860)
Forward currency contracts	Notional Amount	$98,554,980
Futures – Long	Contracts	16,069
Futures – Short	Contracts	(2,256)
Purchased options and warrants	Contracts	1,357
Purchased currency options	Notional Amount	$752,445
Purchased barrier options	Notional Amount	$875,127
Purchased correlation options	Notional Amount	$425,534
Written options	Contracts	(2,464)
Written currency options	Notional Amount	$(84,480)

* Includes inflation swaps

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2022:

				Gross Amounts not offset in the
		Gross Amounts	Net Amounts	Consolidated Statement of Assets
		Offset in the	Presented in the	and Liabilities
	Gross Amounts	Consolidated	Consolidated		Cash
	of Recognized	Statement of	Statement of	Offsetting	Collateral
	Assets and	Assets &	Assets &	Derivative	Pledged	Net
Counterparty	(Liabilities)	(Liabilities)	(Liabilities)	Position	(Received)(1)	Amount
Assets:
Purchased Options and Warrants
Bank of America	$117,339	$—	$117,339	$—	$—	$117,339
Citigroup	871,927	—	871,927	—	—	871,927
Goldman Sachs	74,207	—	74,207	—	—	74,207
J.P. Morgan Chase	433,503	—	433,503	—	—	433,503
Morgan Stanley	1,898,996	—	1,898,996	(1,459,644)	—	439,352
Futures Contracts (2)
J.P. Morgan Chase	34,087	(3,543)	30,544	—	—	30,544
Morgan Stanley	1,400,382	(1,400,382)	—	—	—	—
Forward Contracts
J.P. Morgan Chase	306,818	—	306,818	(306,818)	—	—
Swap Contracts
Barclays	49,503	—	49,503	(14,601)	—	34,902
Citigroup	126,158	—	126,158	(92,816)	—	33,342
Goldman Sachs	144,803	—	144,803	(34,970)	—	109,833
J.P. Morgan Chase	834,255	—	834,255	(459,573)	—	374,682
	$6,291,978	$(1,403,925)	$4,888,053	$(2,368,422)	$—	$2,519,631

Liabilities:
Written Options
Morgan Stanley	$(1,459,644)	$—	$(1,459,644)	$1,459,644	$—	$—
Futures Contracts (2)
J.P. Morgan Chase	(3,543)	3,543	—	—	—	—
Morgan Stanley	(1,680,221)	1,400,382	(279,839)	—	279,839	—
Forward Contracts
J.P. Morgan Chase	(578,542)	—	(578,542)	306,818	271,724	—
Swap Contracts
Barclays	(14,601)	—	(14,601)	14,601	—	—
Citigroup	(92,816)	—	(92,816)	92,816	—	—
Goldman Sachs	(34,970)	—	(34,970)	34,970	—	—
J.P. Morgan Chase	(459,573)	—	(459,573)	459,573	—	—
Morgan Stanley	(30,133)	—	(30,133)	—	30,133	—
	$(4,354,043)	$1,403,925	$(2,950,118)	$2,368,422	$581,696	$—

(1)	Any over-collateralization of total financial instruments or cash is not shown.

(2)	Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Schedule of Investments.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

(c) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d) Security Transactions and Investment Income

The Fund records security transactions based on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(e) Foreign currency translation

Investment securities and other assets and liabilities in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. As of June 30, 2022, the Fund held foreign currency.

(f) Distributions to Shareholders

The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income and net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

(g) Federal Income Taxes

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of June 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Restricted Cash & Deposits with Broker

At June 30, 2022, the Fund held restricted cash in connection with investments with certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected on the Consolidated Statement of Assets and Liabilities as cash collateral for derivative instruments. On June 30, 2022, the Fund had pledged the following amounts as collateral for open currency contracts, options, futures and swap contracts:

Counterparty	Amount Pledged (1)	Deposits with Brokers
Barclays	$—	$880,221
Citibank, N.A.	1,230,000	—
Goldman Sachs	860,000	—
J.P. Morgan Chase	2,235,084	892,333
Morgan Stanley	17,850,000	20,996,960
Total	$22,175,084	$22,769,514

(1)	Excludes non-pledged cash or collateral held by broker.

(i) Cash – Concentration in Uninsured Cash

For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2022, the Fund held $9,987,714 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”) that exceeded the FDIC insurance limit.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at an annual rate of 0.90%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 1.05%, of average daily net assets for both the Institutional and Super Institutional Classes, excluding any shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses such as litigation.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within three years if the class’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

At June 30, 2022, the amounts reimbursed by the Adviser and subject to potential recapture by year were as follows:

Amount	Expiration
$181,991	June 30, 2023
244,854	June 30, 2024
323,321	June 30, 2025
$750,166

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Fund. For the year ended June 30, 2022, the Fund incurred the following expenses for administration, compliance, custody and transfer agency fees:

Administration	$200,505
Compliance Services	$12,637
Custody	$48,376
Transfer Agency	$69,535

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

At June 30, 2022, the Fund had payables due to Fund Services for administration, compliance, custody, transfer agency fees to U.S. Bank in the following amounts:

Administration	$35,738
Compliance Services	$2,131
Custody	$9,692
Transfer Agency	$12,932

The above payable amounts are included in other accrued expenses in the Consolidated Statement of Assets and Liabilities.

The Independent Trustees were paid $14,722 for their services during the year ended June 30, 2022. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Note 4 – Distribution Plan

Third party distribution and servicing expenses may be paid directly by the Fund or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payments under the Plan.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter in a continuous public offering of the Fund’s shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources.

Note 5 – Portfolio Securities Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended June 30, 2022, were as follows:

Purchases	$178,000,297
Sales	$130,148,742

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

Note 6 – Federal Income Tax Information

At June 30, 2022, the components of distributable earnings for income tax purposes were as follows:

	Investments	Written Options	Foreign Currencies	Forward Currency Contracts	Futures Contracts	Swap Contracts	Total
Tax cost of Investments	$102,940,930	$(2,059,610)	$1,506,938	$—	$279,372	$667,883	$103,335,513
Unrealized Appreciation	2,001,359	599,966	20,728	204,637	333,455	—	3,160,145
Unrealized Depreciation	(3,855,129)	—	(3,650)	(12,615)	(862,122)	—	(4,733,516)
Net unrealized appreciation (depreciation)	(1,853,770)	599,966	17,078	192,022	(528,667)	—	(1,573,371)

Undistributed Long Term Gain	86,604	—	—	—	—	—	86,604
Other accumulated losses	(959,395)	—	—	—	—	—	(959,395)
Total accumulated losses	$(2,726,561)	$599,966	$17,078	$192,022	$(528,667)	$—	$(2,446,162)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2022, permanent differences in book and tax accounting have been reclassified to capital, and distributable earnings as follows:

Distributable Earnings	Paid In Capital
$(2,186,304)	$2,186,304

The tax character of distributions paid during the year ended June 30, 2022, and June 30, 2021 were as follows:

	Year ended	Year ended
Distributions Paid From:	June 30, 2022	June 30, 2021
Ordinary Income	$7,513,243	$7,747,458
Long-Term Capital Gains	250	1,388,354
Total Distributions Paid	$7,513,493	$9,135,812

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At June 30, 2022, the Fund had no post-October losses and $957,570 in late-year losses.

At June 30, 2022, the Fund had no capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Note 7 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8 – Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

Subsequent to the fiscal year end, it was identified that a forward currency contract had been incorrectly recorded in the Fund’s records and overvalued for a period of time including the date of the report. The correction of the error resulted in a reduction of about $ 0.06 per share for each class of the Fund as of June 30, 2022. The financial statements reflect the correct value of the forward contract, adjustments to the capital transactions, and a receivable from the Fund Administrator to compensate for losses to the Fund caused by the error.

Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

Note 9 – COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long -term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2022

Note 10 – New Accounting Pronouncement

ASU 2020-04. In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s consolidated financial statements and various filings.

Rule 2a-5. In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Fulcrum Diversified Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Fulcrum Diversified Absolute Return Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the consolidated schedule of investments, as of June 30, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two- year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania

September 1, 2022

Fulcrum Diversified Absolute Return Fund

Additional Information

June 30, 2022

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission (SEC) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-855-538-5278 or on the EDGAR Database on the SEC’s website at ww.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N -PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the fiscal year ended June 30, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2022 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Funds’ Board has designated a Liquidity Risk Committee (“Committee”) of the Adviser to serve as the administrator of the program. The Committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Committee.

Under the program, the Committee manages the Fund’s liquidity risk, which is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in a Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means.

The Funds’ Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No liquidity events impacting either of the Funds were noted in the report. In addition, the Committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Fulcrum Diversified Absolute Return Fund

Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired.	1	The Bancorp, Inc. (2013 to present); Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present).
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Fulcrum Diversified Absolute Return Fund

Trustees and Officer Information (Continued) (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Kavin Tedamrongwanish 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2022	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to present); Regulatory Compliance Manager (2017 to 2019); Associate Attorney, Goldstein & McClintock, LLLP (2014 to 2017)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 - present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Fund’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-538-5278.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

● Information we receive about you on applications or other forms;

● Information you give us orally; and/or

● Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser

Fulcrum Asset Management LLP

Marble Arch House

66 Seymour Street

London W1H 5BT

United Kingdom

Distributor

Quasar Distributors, LLC

111 East Kilbourn Ave. Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Harry E. Resis and Brian Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2022	FYE 6/30/2021
( a ) Audit Fees	$50,000	$30,000
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$4,600	$4,600
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2022	FYE 6/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2022	FYE 6/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By /s/ Russell B. Simon
                   Russell B. Simon, President

Date           9/07/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell B. Simon
                   Russell B. Simon, President

Date           9/07/2022

By /s/ Eric McCormick
                   Eric McCormick, Treasurer

Date         9/07/2022